united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 9/30/15

Item 1. Reports to Stockholders.

1-877-766-2264 • www.navigatorfunds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Navigator Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC
Member FINRA

One Liberty Place | 53rd Floor | 1650 Market Street | Philadelphia, PA 19103 | 800.766.2264 | www.navigatorfund.com

Navigator® Equity Hedged Fund
K. Sean Clark, CFA — Chief Investment Officer

The past twelve months have been a challenging time for the global equity markets as several macro events have resulted in volatility and a low return environment. Valuations have been a concern and earnings growth has turned negative largely due to a plunge in oil prices and the impact on capital expenditures. On the macro front sharp declines in commodities have pressured everything related to emerging markets, their economies, equity markets, and currencies. The Chinese equity market bubble popped and the Chinese government devalued their currency, sending shock waves throughout the global marketplace which contributed to a sharp global market decline.

In the third quarter the markets had their biggest corrections since 2011. By any measure the correction was overdue. It had been four years since the U.S. market went through a 10% correction. Historical precedence suggests that the market on average suffers a 10% correction every year. The S&P 500 fell 12.4% from May 21 to August 25, the question now is whether the markets are in a position to advance ahead of the most bullish seasonal period of the year. Our assessment is that with U.S. recession risks low, the longer-term uptrends still intact, and investor sentiment pessimistic following the decline, a bottoming processes is likely. We expect the global markets to rebound with a year-end rally that likely will extend into next year. In the longer-term we expect the major indexes to make new highs, but that course will almost certainly be more turbulent than the past few years’ extreme low volatility.

Attribution

The Navigator Equity Hedged Fund (the “Fund”) institutional shares lost 5.10% over the past year ending 9/30/15. The Fund’s primary benchmarks, the MSCI World Index and HFRX Equity Hedged indices lost 5.09% and 2.95% respectively over the past year.

The Fund’s relative strength process, which drive its allocations, have been focused on growth over value for most of the past year. Growth has been favored as economic growth had been resilient in the face of an aging bull market and economic expansion. The bull market in stocks has now lasted 6.5 years and the economic expansion is now 6.25 year old. From a capitalization perspective, other than a brief period early in year, the Fund had been overweight large cap stocks relative to small caps. Even during the market correction in August and September, which brought tremendous price volatility, the Fund’s relative strength rankings remained very stable, indicating there was not a lot of rotation in the market even during the correction. The Fund remains focused on growth stocks, which have taken on defensive characteristics in light of the challenges in the commodity complex and sectors. On a sector basis the Fund continues to focus on cyclically sensitive sectors, including Consumer Discretionary, Consumer Staples, select areas within Technology, while avoiding the challenges in energy and basic materials associated with the decline in commodities.

Internationally, the Fund has remained focused in Japan and developed Europe, while avoiding the carnage in emerging markets. International markets enjoyed a strong first half of 2015, largely due to the strong dollar, but the third quarter was a different story. Many emerging markets, including Brazil, Indonesia, and Turkey, among others, entered massive bear markets driven by currency crises. China’s market endured substantial declines, as its economy appears to be slowing and equity markets are recovering from a burst bubble. The Fund largely avoided many of these potholes.

The Fund’s hedging strategy has definitely been a drag on performance. The hedge is in place at all times to mitigate systematic market risk and that comes at a cost. The hedge objective is to provide downside protection at all times and to manage the cost of that protection. We have managed the cost by buying put spreads on the S&P 500 and selling volatility. Eventually the hedge will be the biggest contributor to performance, but that will only happen upon the next bear market.

Outlook

The global equity markets are entering the strongest seasonal time period of the year. We expect that the market will likely stage a rebound rally into at least the New Year. Supporting this outcome is a global economy that while slowing is not in recessionary territory and the U.S. economy is one of the healthiest. In addition, investor sentiment has sunk to pessimistic levels and earnings expectations seem to have bottomed and are improving with continued economic growth. In addition, the Federal Reserve seems likely to finally hike rates in the fourth quarter, and that could remove some uncertainty in the marketplace. History suggests that a rate hike need not derail the market. In the 13 cases since 1928 in which the Fed embarked on a rate hike cycle, the S&P 500 climbed by a median 5% in the one year period following the first rate hike. In addition, the Federal Reserve has emphasized that once rate hikes begin, they will hike at a slow pace. Historically the market has performed better during slow rate hike cycles that fast cycles. The concept that a slower pace would be less burdensome on the market also makes intuitive sense given global economic and geopolitical challenges facing the market today.

1481-NLD-11/25/2015

Navigator Duration Neutral Bond Fund

Jonathan Fiebach – Chief Investment Officer	September 30, 2015

One Year Look Back

For the fiscal year ended 9/30/2015, the Navigator Duration Neutral Bond Fund (the “Fund”) posted a loss of 2.03% for the Class I shares, nearly identical to the 2.04% average loss in the Morningstar Non-Traditional Bond category1 over the same period. Unhedged, long only, portfolios did much better with the Barclay U.S. Aggregate Bond Index gaining 2.94% and the Barclay Municipal Bond Index improving by 3.16%2 over the same period. As we enter our third year managing the Fund, given the prolonged low interest rate environment, we are satisfied with the annualized, inception-to-date returns of 1.43%3 for the Class I shares, though 2015 has been below our expectations so far. The losses for the Fund came predominately from costs associated with interest rate hedging. The Fund invests in financial futures contracts, which posted losses because interest rates declined during the year - the ten year U.S. Treasury note went from 2.49% on 9/30/14, to 2.04% on 9/30/2015.4

Rates

“Lower for longer” became the mantra for bond investors this year as interest rate sensitive investments continued to provide positive returns, even as the U.S. economy generally improved. Throughout the year the Federal Reserve showed tremendous restraint in continuing its 0% rate policy as employment figures grew towards their stated goals, but inflation targets remained a struggle. The future of rates is much cloudier now because the economy slowed during third quarter, leaving analysts, economists, and even the Federal Reserve Governors, with very mixed opinions. Short dated U.S. treasury bills currently trade at slightly negative yields and the Federal Reserve has added the potential for negative Federal Funds rates to its arsenal in their most recent dot plot,5 which is a graphic representation of the range of opinions for future target rates from individual Federal Reserve voting members. Negative interest rates are a fairly new phenomena and difficult for many investors to understand. A simple analogy is that most commodities have a storage cost associated with them and the same is now true for dollars. Dollars have become a commodity being accumulated worldwide no different than oil, gold, or food. Many international investors are willing to pay a storage fee for their dollars because they own U.S. currency for safety and liquidity. Since long term investments are more volatile and less liquid, investors are unlikely to shift away from cash as a means of saving for a future time when they expect to repatriate back to local investments in their home currencies.

[1]	www.morningstar.com

[2]	https://barcap.com

[3]	Bloomberg

[4]	Bloomberg

[5]	http://www.cnbc.com/2015/09/17/take-a-look-at-the-new-fed-dot-plot.html

One Liberty Place     53rd Floor     1650 Market Street     Philadelphia, PA 19103     215.563.4183

Municipal Bonds

In the municipal market, this year has been relatively quiet from a credit perspective. As we thought, the situation in Puerto Rico, though somewhat dire, has stabilized as bond prices already reflect a very high chance of default. Chicago, the other big negative credit story this year, seems to be working towards solutions to improve or stabilize credit, including a combination of spending cuts and tax increases. We continue to believe Chicago has many resources and is likely a very different situation than Detroit or Puerto Rico. Most importantly, Chicago seems to continue to remain a desirable place to live, unlike most municipalities that have encountered severe credit problems. As with Chicago, the State of Illinois is muddling through its own financial problems, and like Chicago, Illinois’s problems may be more political than financial. The risk for both credits is that political fighting ultimately leads to financial crisis in the future, but for now we lean towards the idea that there will be resolution and stability and not default.

Municipal yields have remained persistently high compared to taxable yields, and we can point to a couple of likely causes. Most importantly, we continue to believe retail investors are not buying into to the institutional mentality that rates will stay low and may move lower. They continue to wait for higher yields to invest. Municipal bond prices, for the most part, are still primarily driven by domestic retail demand. Second, municipal issuers seem to have the same view as investors (that rates could be headed higher) as they continue to pummel the marketplace with supply, often times desperately racing against one another with large sales. This is not totally surprising, as most issuers are staffed by local politicians with the same vision as retail investors.

Conclusion

Central Bank intervention into the markets has not been good for alternative investments. Lower rates and easy money continues to hamper returns in hedged and market neutral strategies, including the Fund. Investors, in general, continue to push further and further into risky and volatile investments as they try to hit target returns. So far the choice to add risk has paid off, especially for bond investors. That said, within the Fund we will remain vigilant hedgers of interest rate risk, knowing that investor opinions can change quickly and that the exit door can get very crowded. We also continue to believe markets can be unpredictable, and just as there were not many economists who thought rates would stay so low for so long, there are now not many predicting higher rates.

Disclosures

Past performance is not a guarantee of future results. All investments are subject to risk, including the loss of principal. This communication does not constitute investment advice and is for informational purposes only, is not intended to meet the objectives or suitability requirements of any specific individual or account, and does not provide a guarantee that the investment objective will be met. The statements contained herein are based upon the opinions of Main Point Advisors Inc. and the data available at the time of publication and are subject to change at any time without notice. Neither the information nor

One Liberty Place     53rd Floor     1650 Market Street     Philadelphia, PA 19103     215.563.4183

any opinions expressed herein should be construed as a solicitation or a recommendation by Main Point Advisors Inc. or its affiliates to buy or sell any securities or investments or hire any specific manager. Main Point Advisors Inc. is a registered investment adviser under the Investment Advisers Act of 1940.

PERFORMANCE SUMMARY Navigator Duration Neutral Bond Fund

	(as of 9/30/2015)
	1 Year	Since Inception (09/23/2013)
Fund Name
Class A Without Sales Load	-2.18%	1.25%
Class A With Sales Load (3.75%)	-5.88%	-0.65%
Class C Without Sales Load	-2.95%	0.60%
Class I Without Sales Load	-2.03%	1.43%
Barclays Municipal Bond Index	3.16%	5.61%
Barclays U.S. Aggregate Bond Index	2.94%	3.62%

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until January 31, 2016, to ensure that the net annual fund operating expenses will not exceed 1.90%, 2.65%, and 1.65% of average daily net assets attributable to Class A, Class C and Class I shares, respectively, subject to possible recoupment from the Fund in future years. Without these waivers, the Fund’s total annual operating expenses would be 2.66%, 3.25%, and 2.31% of average daily net assets attributable to Class A, Class C, and Class I shares respectively, per the 1/28/15 Prospectus. Please review the fund’s prospectus for more information regarding the fund’s fees and expenses. For performance information current to the most recent month-end, please call toll-free 877-766-2264.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Navigator Duration Neutral Bond Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 877.766.2264 or from the website www.navigatorfund.com. The prospectus should be read carefully before investing. The Navigator Duration Neutral Bond Fund is distributed by Northern Lights Distributors, LLC, member FINRA.

One Liberty Place     53rd Floor     1650 Market Street     Philadelphia, PA 19103     215.563.4183

Important Risk Information. An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective. Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The Fund invests primarily in bond instruments such as municipal bonds and U.S. Treasury bonds and notes. The Fund has specific principal risks, which are described below. More detailed information regarding these risks can be found in the Fund’s prospectus. The principal risks of investing in the Navigator Duration Neutral Bond Fund include: correlation risk, derivatives risk, credit risk, fixed income risk, inflation-indexed securities risk, interest rate and bond maturities risk, issuer-specific risk, leverage/volatility risk, liquidity risk, management risk, municipal market risk, non-diversification risk, non-tax exempt risk, turnover risk, U.S. government securities risk. The Fund invests in exchange traded funds (ETFs), closed end funds and other mutual funds (“Underlying Funds”). Such Underlying Funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the underlying funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, but the sub-advisor expects the principal investments risks of such Underlying Funds will be similar to investing in the Fund.

Municipal bonds on one hand, and treasury bonds and LIBOR swaps or options or futures on treasury bonds on the other hand, may experience a lack of correlation. The Fund can be adversely affected by times where municipal interest rates rise and the Fund interest rate hedges decline in value. Even a small investment in derivatives (which include options, futures and swap contracts may give rise to leverage risk, and can have a significant impact on the Fund’s performance. Derivatives are also subject to credit risk and liquidity risk. When the Fund invests in fixed income securities, derivatives on fixed income securities, or underlying Funds that invest in fixed income securities, the value of the Fund will fluctuate with changes in interest rates. Defaults by fixed income issuers in which the Fund invests will also harm performance. Inflation-indexed securities, including Treasury Inflation-Protected Securities, decline in value when real interest rates rise. Interest rate changes may adversely affect the market value of an investment.

The Fund may employ leverage and may invest in leveraged instruments. Borrowing magnifies the potential for losses and exposes the Fund interest expenses on borrowing. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Special factors may negatively affect the value of municipal securities including political or legislative changes, uncertainties related to the tax status of the securities, or the rights of investors in the securities. The Fund is not intended to be a tax exempt fund and may not be tax advantaged. A higher portfolio turnover may result in higher transactional and brokerage costs. The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the Fund might not be able to recover its investment.

One Liberty Place     53rd Floor     1650 Market Street     Philadelphia, PA 19103     215.563.4183

Before investing, carefully consider the Fund’s investment objectives, risks, charges and expenses. Contact 877.766.2264 for a prospectus containing this and other information. Read it carefully. Clark Capital Management Group, Inc. and Northern Lights Distributors, LLC are not affiliated.

The benchmark for the Fund is the Barclays Municipal Bond Index. The Barclays Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be rated investment-grade (Baa3/BBB-or higher) by at least two of the following ratings agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark. The index has four main sectors: general obligation bonds, revenue bonds, insured bonds (including all insured bonds with a Aaa/AAA rating), and prerefunded bonds. Most of the index has historical data to January 1980. In addition, subindices have been created based on maturity, state, sector, quality, and revenue source, with inception dates later than January 1980.

1462-NLD-11/10/2015

One Liberty Place     53rd Floor     1650 Market Street     Philadelphia, PA 19103     215.563.4183

Navigator® Sentry Managed Volatility Fund

K. Sean Clark, CFA — Chief Investment Officer

The past twelve months have been a challenging time for the global equity markets as several macro events have resulted in volatility and a low return environment. Valuations have been a concern and earnings growth has turned negative largely due to a plunge in oil prices and the impact on capital expenditures. On the macro front sharp declines in commodities have pressured everything related to emerging markets, their economies, equity markets, and currencies. The Chinese equity market bubble popped and the Chinese government devalued their currency, sending shock waves throughout the global marketplace which contributed to a sharp global market decline.

In the third quarter of 2015 the markets had their biggest corrections since 2011. By any measure the correction was overdue. It had been four years since the U.S. market went through a 10% correction. Historical precedence suggests that the market on average suffers a 10% correction every year. The S&P 500 fell 12.4% from May 21 to August 25, 2015, the question now is whether the markets are in a position to advance ahead of the most bullish seasonal period of the year. Our assessment is that with U.S. recession risks low, the longer-term uptrends still intact, and investor sentiment pessimistic following the decline, a bottoming processes is likely. We expect the global markets to rebound with a year-end rally that likely will extend into next year. In the longer-term we expect the major indexes to make new highs, but that course will almost certainly be more turbulent than the past few years’ extreme low volatility.

Attribution

The Navigator Sentry Managed Volatility Fund (the “Fund) institutional shares lost 12.26% over the last year ended 9/30/15 versus a 1.48% loss in the S&P 500 Inverse Daily Index and a 50.21% gain in the CBOE Volatility Index (VIX) for the same period.

The objective of the Fund is to provide systematic downside protection and to manage the cost of that protection. The Fund is intended to be used as a risk management tool in combination with a broadly diversified portfolio. The Fund seeks negative correlation with the market and thus its inclusion in a diversified portfolio helps to reduce risk and give shareholders piece of mind that at least a portion of their portfolio can help offset market driven losses. The Fund effects the hedge by mainly buying put spreads on the S&P 500 and selling volatility calls spreads. The strategy of trading put spreads has yielded lower hedging costs than just buying uncovered index put options. However, the absence of any meaningful volatility makes paying for a hedge a costly endeavor. Owning S&P 500 puts and then writing S&P 500 puts at a lower level reduces the cost of the equity protection while still providing downside protection. Writing call spreads on volatility further reduces the cost of protection by bringing in premium. The leverage aspect of the hedge will make the Fund underperform its benchmarks when the market is rising or is relatively flat, which is what occurred over the past year ended 9/30/15. That is the most difficult time for a hedge strategy as the premium paid for the hedge erodes.

In addition, providing a hedge in a consistently rising market has proven to be a costly endeavor. By many measures the current bull market is long in the tooth at 6.5 years old. We know the markets are cyclical, and the next time the markets suffer a bear market the Fund will be there to provide peace of mind to investors.

Outlook

The global equity markets are entering the strongest seasonal time period of the year. We expect that the market will likely stage a rebound rally into at least the New Year. Supporting this outcome is a global economy that while slowing is not in recessionary territory and the U.S. economy is one of the healthiest. In addition, investor sentiment has sunk to pessimistic levels and earnings expectations seem to have bottomed and are improving with continued economic growth. In addition, the Federal Reserve seems likely to finally hike rates in the fourth quarter, and that could remove some uncertainty in the marketplace. History suggests that a rate hike need not derail the market. In the 13 cases since 1928 in which the Fed embarked on a rate hike cycle, the S&P 500 climbed by a median 5% in the one year period following the first rate hike. In addition, the Federal Reserve has emphasized that once rate hikes begin, they will hike at a slow pace. Historically the market has performed better during slow rate hike cycles that fast cycles. The concept that a slower pace would be less burdensome on the market also makes intuitive sense given global economic and geopolitical challenges facing the market today.

1480-NLD-11/25/2015

Navigator® Tactical Fixed Income Fund

K. Sean Clark, CFA — Chief Investment Officer

Waiting on the Fed

Most investors expected the Federal Reserve (The “Fed”) to finally pull the trigger and hike rates by September 2015. However, at every FOMC meeting this year the Fed decided to punt and has left the overnight bank lending rate unchanged. We are of the opinion it would be better to rip the band aid off and hike rates. The Fed has kept rates artificially low for too long and that has forced investors to assume more risk to gain yield and it has distorted asset valuation. A problem now is not if the Fed will raise rates, it is the paralyzing discussion about when they will eventually raise rates.

It’s one thing to acknowledge that rates are likely to stay low because we are in a deflationary world, but it is another thing altogether to leave rates at the zero bound. Lower or near zero rates and Quantitative Easing were necessary at the beginning of the Great Recession, but the Fed has now created an environment where market needs low rates like a junkie needs his next fix. A legitimate fear is the longer the Fed postpones normalization, the more difficult the return to normal rates is going to be. The Fed needs to rip the band aid of sooner than later.

It finally appears that the long awaited rate hike will happen in either December 2015 or early in 2016. Once the Fed does hike rates they will likely take it slow given comments from Fed officials to that effect and the fact that 2016 is a Presidential Election year and the Federal Reserve wants to be perceived as being non-political. Therefore they will likely hike rates sooner but then stay on the sidelines as the election approaches.

Since 1980 there have been seven times that the Fed has embarked on a new rate hike cycle. The table below summarizes bond sector performance around first Fed rate hikes since 1980. The data shows that bonds tend to decline leading up to the first rate hike but then advance following the hike. The clear winners around the first rate hike are high yield and emerging market debt, likely due to their lower correlation to treasuries and leverage to the economic cycle. High yield and emerging market debt have posted only modest median losses three months prior to the rate hike and have posted the strongest gains six, nine, and twelve months later following the rate hike.

Attribution

The Navigator Tactical Fixed Income Fund Class I, (the “Fund”) lost 0.33% over the past year ended 9/30/15 versus a loss of 3.43% for the Barclays U.S, Corporate High Yield Bond Index and a 2.94% gain for the Barclays Aggregate Bond Index over the same period.

The Fund exposures over the past year have tactically shifted between defensive and risk on allocations largely in response to developments in the energy sector, which has had an outsized impact on high yield bonds. Credit spreads widened as the energy complex came under pressure from collapsing oil prices and a global market correction this past summer fueled by a devaluation in the Chinese currency. Early in 2015, the Fund was allocated to high yield bonds through the second quarter. As the third quarter of 2015 progressed, the weakness that was isolated in the high yield energy sector spread into the broader high yield market. As a result, the Fund’s models turned defensive and allocated to Treasuries in late July 2015. The move turned out to be timely, as the Fund was defensively invested during the market turmoil in that ensued through September 2015. Through the defensive allocation the Fund was able to avoid losses in the high yield space and achieved some nice alpha relative to the Barclays U.S. Corporate High Yield Bond Index.

Outlook

Credit spreads have widened to their highest level in three years and in our opinion have set the stage for a potential nice entry point back into high yield. The yield on the Barclays U.S. Corporate High Yield Bond Index ended the third quarter of 2015 at 8.04%. Yields on below investment grade corporate debt are attractive on both an absolute basis and relative to other fixed income sectors. Meanwhile, the 10-year Treasury yield hovers near its recent lows at 2.06%, as Treasuries have benefitted from a risk off environment and the Fed’s delay in hiking rates. If there is any stabilization in the energy market it should lead to better performance in credit given the yield advantage of high yield debt, the resiliency of the U.S. economy, and we are now entering into a seasonally strong period for risk assets.

We continue to favor credit risk over duration risk. An improving economic landscape and a low interest rate environment should help support credit risk and keep default rates very low, outside of the energy complex. History suggests that risk assets, such as high yield debt and equities, typically perform best in the aforementioned economic backdrop.

1479-NLD-11/25/2015

Navigator Equity Hedged Fund
PORTFOLIO REVIEW (Unaudited)

The Fund’s performance figures for the period ended September 30, 2015 compared to its benchmark:

	Year Ended	Annualized Since
	9/30/15	Inception*

Navigator Equity Hedged Fund:
Class A	(5.37)%	(1.36)%
Class A with load of 5.50%	(10.58)%	(2.52)%
Class C	(6.05)%	(2.10)%
Class I	(5.10)%	(1.10)%
MSCI World Index	(5.09)%	6.87%
HFRX Equity Hedge Index	(2.95)%	(1.56)%

*	Fund commenced operations on December 28, 2010.

The “MSCI World Index” is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance consisting of 24 developed market country indices. Investors cannot invest directly in an index or benchmark.

The HFRX Equity Hedge Index is designed to be representative of equity hedge strategies which maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. The referenced index is shown for general market comparisons and is not meant to represent the Fund. Investors cannot invest directly in an index or benchmark; unmanaged index returns do not reflect any fees, expenses or sales charges.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the Advisor not waived its fees and reimbursed a portion of the Fund’s expenses. The chart does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. Per the fee table in the Fund’s January 28, 2015 prospectus, the total annual operating expenses before fee waivers are 1.78%, 2.53% and 1.53% for the Fund’s Class A, Class C and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 5.50% imposed on purchases. For performance information current to the most recent month-end, please call 1-877-766-2264.

PORTFOLIO COMPOSITION+
Exchange Traded Funds	76.2%	Collateral For Securities Loaned	14.2%
Country Fund	33.6%	Mutual Funds	8.6%
Large-Cap Index Funds	22.8%	Asset Allocation	8.6%
Sector Funds	17.4%	Short-Term Investments	1.0%
Mid-Cap Index Fund	2.4%		100.0%

+	Based on Portfolio Market Value as of September 30, 2015. Please refer to the Fund’s Portfolio of Investments in the report for a detailed analysis of the Fund’s holdings.

Navigator Duration Neutral Bond Fund
PORTFOLIO REVIEW (Unaudited)

The Fund’s performance figures for the period ended September 30, 2015 compared to its benchmark:

	Year Ended	Annualized Since
	9/30/15	Inception*
Navigator Duration Neutral Bond Fund:
Class A	(2.18)%	1.25%
Class A with load of 3.75%	(5.88)%	(0.65)%
Class C	(2.95)%	0.60%
Class I	(2.03)%	1.43%
Barclays Municipal Bond Index	3.16%	5.61%

*	Fund commenced operations on September 23, 2013.

Barclays Municipal Bond Index: Includes most investment-grade tax-exempt bonds that are issued by state and local governments. Investors cannot invest directly in an index or benchmark.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the Advisor not waived its fees and reimbursed a portion of the Fund’s expenses. The chart does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. Per the fee table in the Fund’s January 28, 2015 prospectus, the total annual operating expenses before fee waivers are 2.66%, 3.25% and 2.31% for the Fund’s Class A, Class C and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 3.75% imposed on purchases. For performance information current to the most recent month-end, please call 1-877-766-2264.

PORTFOLIO COMPOSITION+

Municipal Bonds & Notes	88.1%
Mutual Funds	2.0%
Call Options Purchased	0.2%
Short-Term Investments	9.7%
100.0%

+	Based on Portfolio Market Value as of September 30, 2015. Please refer to the Fund’s Portfolio of Investments in the report for a detailed analysis of the Fund’s holdings.

Navigator Sentry Managed Volatility Fund
PORTFOLIO REVIEW (Unaudited)

The Fund’s performance figures for the period ended September 30, 2015 compared to its benchmark:

	Year Ended	Annualized
	9/30/15	Since Inception*
Navigator Sentry Managed Volatility Fund:
Class A	(12.39)%	(21.34)%
Class A with load of 3.75%	(15.72)%	(23.24)%
Class C	(12.26)%	(21.27)%
Class I	(12.26)%	(21.27)%
S&P 500 Inverse Daily Index	(1.48)%	(4.94)%

*	Fund commenced operations on March 6, 2014.

The S&P 500 Inverse Daily Index provides inverse (positive or negative) returns of the S&P 500® by taking a short position in the index. Investors cannot invest directly in an index or benchmark.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the Advisor not waived its fees and reimbursed a portion of the Fund’s expenses. The chart does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. Per the fee table in the Fund’s January 28, 2015 prospectus, the total annual operating expenses before fee waivers are 1.98%, 2.73% and 1.73% for the Fund’s Class A, Class C and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 3.75% imposed on purchases. For performance information current to the most recent month-end, please call 1-877-766-2264.

PORTFOLIO COMPOSITION**

Options Purchased +	14.8%
Mutual Fund	5.1%
Exchange Traded Note	(0.8)%
Short-Term Investments	80.9%
100.0%

**	Based on Portfolio Market Value as of September 30, 2015. Please refer to the Fund’s Portfolio of Investments in the report for a detailed analysis of the Fund’s holdings.

+	Options purchased percentage is netted with options written.

Navigator Tactical Fixed Income Fund
PORTFOLIO REVIEW (Unaudited)

The Fund’s performance figures for the period ended September 30, 2015 compared to its benchmark:

	Year Ended	Annualized
	9/30/15	Since Inception*
Navigator Tactical Fixed Income Fund:
Class A	(0.54)%	(0.62)%
Class A with load of 3.75%	(4.26)%	(3.10)%
Class C	(1.28)%	(1.32)%
Class I	(0.33)%	(0.32)%
Barclays US Corporate High Yield Bond Index	(3.43)%	(1.87)%

*	Fund commenced operations on March 27, 2014.

The Barclays U.S. Corporate High Yield Bond Index is a market value-weighted index which covers the U.S. non-investment grade fixed-rate debt market. Investors cannot invest directly in an index or benchmark.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the Advisor not waived its fees and reimbursed a portion of the Fund’s expenses. The chart does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. Per the fee table in the Fund’s January 28, 2015 prospectus, the total annual operating expenses before fee waivers are 2.23%, 4.06% and 1.80% for the Fund’s Class A, Class C and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 3.75% imposed on purchases. For performance information current to the most recent month-end, please call 1-877-766-2264.

PORTFOLIO COMPOSITION**
Mutual Funds	38.7%
Municipal Bonds & Notes	6.8%
Put Options Purchased	0.0%
Short-Term Investments	54.5%
100.0%

**	Based on Portfolio Market Value as of September 30, 2015. Please refer to the Fund’s Portfolio of Investments in the report for a detailed analysis of the Fund’s holdings.

Navigator Equity Hedged Fund
PORTFOLIO OF INVESTMENTS
September 30, 2015

Shares		Value
	EXCHANGE TRADED FUNDS - 86.6%
	COUNTRY FUNDS - 38.2%
112,639	iShares Currency Hedged MSCI Eurozone ETF (a)	$2,793,447
48,000	iShares MSCI Belgium Capped ETF	790,560
45,802	iShares MSCI EAFE Small-Cap ETF	2,187,961
47,998	iShares MSCI France ETF	1,155,312
29,892	iShares MSCI Ireland Capped ETF (a)	1,163,696
161,069	iShares MSCI Italy Capped ETF (a)	2,306,508
184,867	iShares MSCI Japan ETF	2,113,030
49,337	iShares MSCI Netherlands ETF	1,154,486
26,600	iShares MSCI Switzerland Capped ETF	813,693
53,022	iShares MSCI USA Minimum Volatility ETF	2,099,141
38,218	WisdomTree Japan Hedged Equity Fund	1,859,688
17,361	WisdomTree Japan SmallCap Dividend Fund (a)	927,077
		19,364,599
	LARGE-CAP INDEX FUNDS - 25.9%
16,400	iShares Russell 2000 ETF	1,790,880
13,000	iShares Russell 2000 Growth ETF (a)	1,741,610
73,737	iShares S&P 500 Growth ETF	7,948,849
6,101	Powershares QQQ Trust Series 1	620,838
5,484	SPDR S&P 500 ETF Trust (a)	1,050,899
		13,153,076
	MID-CAP INDEX FUND - 2.8%
15,886	iShares Russell Mid-Cap Growth ETF	1,407,658

	SECTOR FUNDS - 19.7%
18,357	Consumer Discretionary Select Sector SPDR Fund (a)	1,363,191
14,574	Consumer Staples Select Sector SPDR Fund	687,747
12,537	First Trust Dow Jones Internet Index Fund *	828,320
1,446	iShares Nasdaq Biotechnology ETF (a)	438,615
10,916	iShares North American Tech-Multimedia Networking ETF (a)	1,032,981
4,737	iShares U.S. Healthcare Providers ETF (a)	586,820
41,606	Powershares Dynamic Food & Beverage Portfolio	1,310,173
15,600	Powershares Dynamic Leisure & Entertainment Portfolio (a)	555,984
39,297	SPDR S&P Homebuilders ETF (a)	1,345,136
17,043	SPDR S&P Insurance ETF (a)	1,150,743
17,531	SPDR S&P Regional Banking ETF	721,927
		10,021,637

	TOTAL EXCHANGE TRADED FUNDS (Cost - $46,495,315)	43,946,970

The accompanying notes are an integral part of these financial statements.

Navigator Equity Hedged Fund

PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2015

Shares		Value
	MUTUAL FUNDS - 9.8%
	ASSET ALLOCATION - 9.8%
722,086	Navigator Sentry Managed Volatility Fund - Class I #*	$4,960,733
	TOTAL MUTUAL FUNDS (Cost - $5,661,982)

	SHORT-TERM INVESTMENTS - 1.2%
	MUTUAL FUND - 1.2%
595,103	Milestone Treasury Obligations Fund, Institutional Class, 0.01%+	595,103
	TOTAL SHORT-TERM INVESTMENTS (Cost - $595,103)

	COLLATERAL FOR SECURITIES LOANED - 16.1%
8,184,712	Dreyfus Government Cash Management Fund - Institutional Shares, 0.01%+ (b)	8,184,712
	TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $8,184,712)

	TOTAL INVESTMENTS - 113.7% (Cost - $60,937,112) (c)	$57,687,518
	LIABILITIES IN EXCESS OF OTHER ASSETS - (13.7)%	(6,946,655)
	NET ASSETS - 100.0%	$50,740,863

ETF - Exchange-Traded Fund

*	Non-income producing.

#	Affiliated Security.

+	Money market fund; interest rate reflects seven-day effective yield on September 30, 2015.

(a)	All or a portion of the security is on loan. Total loaned securities had a value of $7,714,149 at September 30, 2015. Securities on loan with a value of $447,384 have been sold and are pending settlement at September 30, 2015

(b)	Security purchased with cash proceeds of securities lending collateral.

(c)	Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is $61,170,498 and differs from value by net unrealized appreciation/(depreciation) of securities as follows:

Unrealized appreciation:	$126,268
Unrealized depreciation:	(3,609,248)
Net unrealized depreciation:	$(3,482,980)

The accompanying notes are an integral part of these financial statements.

Navigator Duration Neutral Bond Fund

PORTFOLIO OF INVESTMENTS

September 30, 2015

Principal Amount		Coupon Rate (%)	Maturity	Value
	BONDS & NOTES - 85.8%
	MUNICIPAL - 85.8%
	CALIFORNIA - 3.4%
$1,000,000	City of Oakland, CA	4.000	1/15/2039	$1,016,980
75,000	Torrance Unified School District	4.000	8/1/2030	81,439
920,000	Torrance Unified School District	4.000	8/1/2031	987,859
395,000	Torrance Unified School District	4.000	8/1/2031	425,723
				2,512,001
	COLORADO - 2.9%
2,000,000	University of Colorado	4.000	6/1/2031	2,130,220

	FLORIDA - 2.6%
665,000	City of Orlando, FL - 144A	13.703#	11/1/2039	910,864
850,000	County of Broward, FL Airport System Revenue	5.500	10/1/2031	1,005,916
				1,916,780
	ILLINOIS - 1.0%
100,000	City of Chicago, Il	5.000	1/1/2019	100,337
600,000	Cook County Community College District No. 508	5.125	12/1/2038	661,020
				761,357
	KANSAS - 3.5%
1,500,000	University of Kansas Hospital Authority	4.000	9/1/2040	1,518,585
1,000,000	Wyandette County-Kansas City Unified Government Utility System Revenue	5.000	9/1/2044	1,095,450
				2,614,035
	LOUISIANA - 2.3%
1,000,000	City of New Orleans, LA Sewerage Service Revenue	5.000	6/1/2044	1,107,980
500,000	City of New Orleans, LA Water System Revenue	5.000	12/1/2029	566,675
				1,674,655
	MASSACHUSETTS - 1.7%
1,000,000	Commonwealth of Massachusetts	5.000	7/1/2027	1,257,580

	MICHIGAN - 1.4%
1,000,000	Michigan Finance Authority	5.000	7/1/2039	1,065,480

	MISSOURI - 4.3%
3,000,000	City of Springfield, MO Public Utility Revenue	4.000	8/1/2031	3,206,040

	NEBRASKA - 1.5%
1,000,000	Nebraska Public Power District	5.000	1/1/2040	1,103,400

	NEW JERSEY - 5.8%
500,000	Casino Reinvestment Development Authority	5.250	11/1/2039	505,010
990,000	New Jersey Economic Development Authority	5.000	6/15/2033	1,049,350
1,000,000	New Jersey State Turnpike Authority	5.000	1/1/2029	1,134,090
1,500,000	New Jersey Transportation Trust Fund Authority	5.125	6/15/2029	1,589,010
				4,277,460

The accompanying notes are an integral part of these financial statements.

Navigator Duration Neutral Bond Fund

PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2015

Principal Amount		Coupon Rate (%)	Maturity	Value
	NEW YORK - 21.2%
$1,430,000	County of Nassau, NY	5.000	10/1/2028	$1,663,662
2,000,000	Metropolitan Transportation Authority	5.000	11/15/2043	2,207,200
2,000,000	New York City Transitional Finance Authority Future Tax Secured Revenue	5.000	2/1/2042	2,239,720
3,750,000	New York City Water & Sewer System	5.000	6/15/2045	4,201,162
1,000,000	New York State Dormitory Authority	5.000	3/15/2034	1,164,300
2,795,000	New York State Dormitory Authority	5.000	3/15/2041	3,122,909
1,000,000	New York State Urban Development Corp.	5.000	3/15/2030	1,141,840
				15,740,793
	NORTH CAROLINA - 1.2%
850,000	University of North Carolina at Charlotte	4.000	4/1/2034	895,297

	PENNSYLVANIA - 10.7%
1,575,000	Delaware County Authority	5.000	8/1/2045	1,742,249
1,500,000	Northeastern School District/York County	5.000	3/1/2030	1,766,655
1,240,000	Philadelphia Gas Works Co.	5.250	8/1/2040	1,366,096
1,745,000	Tredyffrin Easttown School District	5.000	2/15/2035	1,978,586
1,070,000	West Mifflin Sanitary Sewer Municipal Authority	4.000	8/1/2035	1,082,658
				7,936,244
	RHODE ISLAND - 2.3%
1,500,000	Rhode Island Clean Water Finance Agency	5.000	10/1/2036	1,723,365

	TEXAS - 11.6%
2,500,000	County of Bexar, TX	5.000	6/15/2040	2,837,050
500,000	Port Arthur Independent School District	4.000	2/15/2031	532,120
1,500,000	San Antonio Independent School District	4.000	2/15/2030	1,603,875
3,250,000	State of Texas	5.000	10/1/2044	3,701,133
				8,674,178
	UTAH - 2.9%
2,090,000	City of Sandy City, UT	4.000	3/1/2036	2,149,419

	WASHINGTON - 5.5%
1,000,000	City of Seattle, Washington	4.000	5/1/2030	1,064,950
2,500,000	State of Washington	5.000	7/1/2027	3,024,125
				4,089,075

	TOTAL BONDS & NOTES (Cost - $62,592,159)			63,727,379

Shares
	MUTUAL FUNDS - 2.0%
	CLOSED-END FUNDS - 2.0%
104,639	BlackRock MuniYield Quality Fund III, Inc.			1,461,806
	TOTAL MUTUAL FUNDS (Cost - $1,473,739)

The accompanying notes are an integral part of these financial statements.

Navigator Duration Neutral Bond Fund

PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2015

Contracts ^		Value
	OPTIONS PURCHASED* - 0.1%
	CALL OPTIONS PURCHASED - 0.1%
100	US 10 Year Future December 2015, Strike Price $131, Expiration Date 11/20/2015	$29,688
200	US 10 Year Future December 2015, Strike Price $131.5, Expiration Date 11/20/2015	43,750
100	US 10 Year Future December 2015, Strike Price $132, Expiration Date 11/20/2015	17,188
150	US Bond Future November 2015, Strike Price $165, Expiration Date 10/23/2015	25,781
	TOTAL CALL OPTIONS PURCHASED (Cost - $147,364)	116,407

Shares
	SHORT-TERM INVESTMENTS - 9.5%
	MONEY MARKET FUND - 9.5%
7,043,351	Fidelity Institutional Money Market Funds - Tax-Exempt Portfolio, Class I, 0.01%+	7,043,351
	TOTAL SHORT TERM INVESTMENTS (Cost - $7,043,351)

	TOTAL INVESTMENTS - 97.4% (Cost - $71,256,613) (a)	$72,348,943
	OTHER ASSETS LESS LIABILITIES - 2.6%	1,923,528
	NET ASSETS - 100.0%	$74,272,471

*	Non-income producing.

#	Variable rate security. Interest rate is as of September 30, 2015.

+	Money market fund; interest rate reflects seven-day effective yield on September 30, 2015.

^	Each option contract allows the Fund to purchase 1 underlying futures contract.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The aggregate value of such securities is $910,864 or 1.2% of net assets.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is $71,235,075 and differs from value by net unrealized appreciation/(depreciation) of securities as follows:

Unrealized appreciation:	$1,337,191
Unrealized depreciation:	(223,323)
Net unrealized appreciation:	$1,113,868

Number of		Unrealized
Short Contracts		Depreciation
	FUTURES CONTRACTS
315	US 10-Year Treasury Notes, expiring December 2015	$(422,929)
	(Underlying face amount at value $40,551,210)
145	US Long Bonds, expiring December 2015	(405,414)
	(Underlying face amount at value $22,814,880)
65	Fixed Rate 10-Year Interest Rate Swaps, expiring December 2015	(161,578)
	(Underlying face amount at value $6,754,930)
	TOTAL FUTURES CONTRACTS	$(989,921)

The accompanying notes are an integral part of these financial statements.

Navigator Sentry Managed Volatility Fund

PORTFOLIO OF INVESTMENTS

September 30, 2015

Contracts		Value
	OPTIONS PURCHASED* - 46.0%
	CALL OPTIONS PURCHASED - 10.5%
10,000^	iPath S&P 500 VIX Short-Term Futures ETN, Strike Price $23.5, Expiration Date October 2, 2015	$2,270,000
10,000^	iPath S&P 500 VIX Short-Term Futures ETN, Strike Price $24, Expiration Date October 2015	1,680,000
	TOTAL CALL OPTIONS PURCHASED (Cost - $3,765,874)	3,950,000

	PUT OPTION PURCHASED - 35.5%
2,200	S&P 500 Index, Strike Price $1,935, Expiration Date November 6, 2015	13,310,001
	TOTAL PUT OPTION PURCHASED (Cost - $9,244,512)

	TOTAL OPTIONS PURCHASED (Cost - $13,010,386)	17,260,001

Shares
	EXCHANGE TRADED NOTE - 4.2%
65,000	VelocityShares Daily Inverse VIX Short Term ETN *	1,582,751
	TOTAL EXCHANGE TRADED NOTE (Cost - $1,944,757)

	SHORT-TERM INVESTMENTS - 67.0%
	MONEY MARKET FUND - 67.0%
25,198,361	Milestone Treasury Obligations Fund, Institutional Class, 0.01%+	25,198,361
	TOTAL SHORT TERM INVESTMENTS (Cost - $25,198,361)

	TOTAL INVESTMENTS - 117.2% (Cost - $40,153,504) (a)	$44,041,113
	SECURITIES SOLD SHORT (Proceeds - $224,618) - (0.6)% (a)	(232,960)
	OPTIONS WRITTEN (Premiums Received - $9,437,647) - (33.7)% (a)	(12,656,662)
	OTHER ASSETS LESS LIABILITIES - 17.1%	6,440,767
	NET ASSETS - 100.0%	$37,592,258

Shares		Value
	SECURITIES SOLD SHORT* - (0.6)%
	EXCHANGE TRADED NOTE - (0.6)%
(9,100)	iPath S&P 500 VIX Short-Term Futures ETN	$(232,960)
	TOTAL SECURITIES SOLD SHORT (Proceeds - $224,618)

Contracts
	OPTIONS WRITTEN* - (33.7)%
	CALL OPTIONS WRITTEN - (17.9)%
(9,910)^	iPath S&P 500 VIX Short-Term Futures ETN, Strike Price $22, Expiration Date October 2, 2015	$(3,636,970)
(9,999)^	iPath S&P 500 VIX Short-Term Futures ETN, Strike Price $22.50, Expiration Date October 2, 2015	(3,079,692)
	TOTAL CALL OPTIONS WRITTEN (Premiums Received - $5,086,159)	(6,716,662)

	PUT OPTION WRITTEN - (15.8)%
(2,200)	S&P 500 Index, Strike Price $1,835, Expiration Date November 6, 2015	(5,940,000)
	TOTAL PUT OPTION WRITTEN (Premiums Received - $4,351,488)

	TOTAL OPTIONS WRITTEN (Premiums Received - $9,437,647)	$(12,656,662)

*	Non-income producing.

+	Money market fund; interest rate reflects seven-day effective yield on September 30, 2015.

ETN - Exchange-Traded Note

^	Each option contract allows the Fund to purchase/sell 100 shares of the underlying security at the exercise price.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes, including securities sold short and written options is $40,340,719 and differs from value by net unrealized appreciation/(depreciation) of securities and options written as follows:

Unrealized appreciation:	$—
Unrealized depreciation:	(9,189,228)
Net unrealized depreciation:	$(9,189,228)

The accompanying notes are an integral part of these financial statements.

Navigator Tactical Fixed Income Fund

PORTFOLIO OF INVESTMENTS

September 30, 2015

Shares				Value
	MUTUAL FUNDS - 35.9%
	DEBT FUNDS - 35.9%
3,094,602	AllianceBernstein High Income Fund - Class Y			$25,901,821
1,035,197	Deutsche High Income Fund - Institutional Class			4,627,329
5,301,635	Lord Abbett High Yield Fund - Institutional Shares			37,906,692
4,197,266	Navigator Duration Neutral Bond Fund - Class I #			41,972,664
	TOTAL MUTUAL FUNDS (Cost - $116,375,109)			110,408,506

Principal		Coupon	Maturity
Amount		Rate (%)
	MUNICIPAL BONDS & NOTES - 6.3%
	ARIZONA - 1.9%
$5,000,000	Arizona Department of Transportation State Highway	5.000	7/1/2032	5,847,250

	PENNSYLVANIA - 0.4%
250,000	Delaware County Authority	5.000	8/1/2040	278,510
800,000	Delaware County Authority	5.000	8/1/2045	884,952
				1,163,462
	TEXAS - 1.9%
5,000,000	State of Texas	5.000	4/1/2030	5,879,650

	WASHINGTON - 2.1%
5,650,000	State of Washington	5.000	2/1/2032	6,597,787

	TOTAL MUNICIPAL BONDS & NOTES (Cost - $19,300,709)			19,488,149

Contracts ^
	OPTIONS PURCHASED * - 0.0%
	PUT OPTIONS PURCHASED - 0.0%
1,001	US 10 Year Future November 2015, Strike Price $122			15,641
	TOTAL PUT OPTIONS PURCHASED (Cost - $15,802)

Shares
	SHORT-TERM INVESTMENTS - 50.6%
	MONEY MARKET FUND - 50.6%
155,522,745	Milestone Treasury Obligations Fund, Institutional Class, 0.01%+			155,522,745
	TOTAL SHORT-TERM INVESTMENTS (Cost $155,522,745)

	TOTAL INVESTMENTS - 92.8% (Cost - $291,214,365) (a)			$285,435,041
	OTHER ASSETS LESS LIABILITIES - 7.2%			21,865,683
	NET ASSETS - 100.0%			$307,300,724

*	Non-income producing.

#	Affiliated Security.

^	Each option contract allows the Fund to sell 1 underlying futures contract.

+	Money market fund; interest rate reflects seven-day effective yield on September 30, 2015.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is $291,214,204 and differs from value by net unrealized appreciation/(depreciation) of securities as follows:

Unrealized appreciation:	$187,441
Unrealized depreciation:	(5,966,604)
Net unrealized depreciation:	$(5,779,163)

The accompanying notes are an integral part of these financial statements.

Navigator Tactical Fixed Income Fund

PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2015

Number of		Unrealized
Contracts		Appreciation
Long (Short)		(Depreciation)
	FUTURES CONTRACTS
(155)	U.S. 5 Year Treasury Notes (CBT), December 2015	$(100,508)
	(Underlying face amount $18,679,980)
2,165	U.S. 10 Year Treasury Notes, December 2015	2,982,394
	(Underlying face amount $278,709,110)
	TOTAL FUTURE CONTRACTS	$2,881,886

		Unrealized
		Appreciation
	CREDIT DEFAULT SWAP CONTRACTS
	Credit Default Swap to Buy Protection CDX.NA.HY.S24 V1 Maturity
	6/20/20 - Counterparty Goldman Sachs, to pay fixed interest of 5%
	(Notional Amount $45,144,000)	$1,145,906
	Credit Default Swap to Buy Protection CDX.NA.HY.S24 V1 Maturity
	6/20/20 - Counterparty Goldman Sachs, to pay fixed interest of 5%
	(Notional Amount $4,653,000)	120,295
	Credit Default Swap to Buy Protection CDX.NA.HY.S24 V1 Maturity
	6/20/20 - Counterparty Goldman Sachs, to pay fixed interest of 5%
	(Notional Amount $8,217,000)	140,867
	Credit Default Swap to Buy Protection CDX.NA.HY.S24 V1 Maturity
	6/20/20 - Counterparty Goldman Sachs, to pay fixed interest of 5%
	(Notional Amount $10,098,000)	184,917
	UNREALIZED APPRECIATION FROM CREDIT DEFAULT SWAP CONTRACTS	$1,591,985	(1)

(1)	Consists of premiums received of $3,533,707 and current liability value of $1,837,662.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2015

			Navigator	Navigator
	Navigator		Duration	Sentry		Navigator
	Equity Hedged		Neutral Bond	Managed		Tactical Fixed
	Fund		Fund	Volatility Fund		Income Fund

Assets:
Investments in Securities at Cost (including affiliated securities of $5,661,982, $0, $0, and $43,167,368, respectively)	$60,937,112		$71,256,613	$40,153,504		$291,214,365
Investments in Securities at Value (including affiliated securities of $4,960,733, $0, $0, and $41,972,664, respectively)	57,687,518	(a)	72,348,943	44,041,113		285,435,041
Deposit with Broker	1,161,825		4,060,163	6,226,723		11,080,007
Cash held as Collateral for Swaps	—		—	—		11,098,777
Dividends and Interest Receivable	75,790		716,570	—		554,593
Receivable for Securities Sold	1,513,182		325,640	200,246		—
Receivable for Fund Shares Sold	71,444		61,445	119,686		254,971
Unrealized Appreciation on Swap Contracts	—		—	—		1,591,985
Unrealized Appreciation on Future Contracts	—		—	—		2,881,886
Prepaid Expenses and Other Assets	19,663		22,626	11,369		32,250
Total Assets	60,529,422		77,535,387	50,599,137		312,929,510

Liabilities:
Collateral on Securities Loaned	8,184,712		—	—		—
Securities Sold Short (proceeds of $0, $0, $224,618, and $0, respectively)	—		—	232,960		—
Option Contracts Written (premiums received of $0, $0, $9,437,647 and $0, respectively)	—		—	12,656,662		—
Premiums Received for Swap Contracts	—		—	—		3,533,707
Payable for Securities Purchased	1,475,997		2,136,451	—		1,143,018
Payable for Fund Shares Redeemed	46,988		12,333	54,747		665,024
Payable for Dividends and Distributions	—		—	—		8,832
Unrealized Depreciation on Future Contracts	—		989,921	—		—
Accrued Advisory Fees	39,109		81,423	24,082		214,002
Accrued Distribution Fees	1,809		813	2		7,679
Accrued Expenses and Other Liabilities	39,944		41,975	38,426		56,524
Total Liabilities	9,788,559		3,262,916	13,006,879		5,628,786

Net Assets	$50,740,863		$74,272,471	$37,592,258		$307,300,724

Composition of Net Assets:
At September 30, 2015, Net Assets consisted of:
Paid-in-Capital	$52,461,121		$75,636,578	$53,857,840		$317,947,033
Accumulated Net Investment Income (Loss)	236,317		6,484	(368,868)		325,768
Accumulated Net Realized Gain (Loss) From Security Transactions	1,293,019		(1,473,000)	(16,556,966)		(9,666,624)
Net Unrealized Appreciation (Depreciation) on Investments, Swaps, Options, and Futures Contracts	(3,249,594)		102,409	660,252		(1,305,453)
Net Assets	$50,740,863		$74,272,471	$37,592,258		$307,300,724

Net Asset Value Per Share
Class A Shares:
Net Assets	$3,837,571		$1,362,453	$8,287		$26,529,462
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	440,047		135,834	1,209		2,778,856
Net Asset Value (Net Assets ÷ Shares Outstanding) and Redemption Price Per Share	$8.72		$10.03	$6.86	(c)	$9.55
Maximum Offering Price Per Share (Maximum sales charge of 5.50%, 3.75%, 3.75% and 3.75%, respectively)	$9.23		$10.42	$7.13		$9.92

Class C Shares:
Net Assets	$1,228,362		$767,176	$7	(b)	$2,982,917
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	145,844		77,018	1		312,024
Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and Redemption Price Per Share	$8.42		$9.96	$6.87	(c)	$9.56

Class I Shares:
Net Assets	$45,674,930		$72,142,842	$37,583,964		$277,788,345
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	5,214,466		7,211,749	5,469,265		29,052,220
Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and
Redemption Price Per Share	$8.76		$10.00	$6.87		$9.56

(a)	Includes loaned securities with a value of $7,714,149

(b)	Amount is rounded.

(c)	NAV may not recalculate due to rounding.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF OPERATIONS
For the Year Ended September 30, 2015

		Navigator	Navigator Sentry
	Navigator Equity	Duration Neutral	Managed Volatility	Navigator Tactical
	Hedged Fund	Bond Fund	Fund	Fixed Income Fund
Investment Income:
Dividend Income (including income on affiliated securities of $0, $0, $0 and $663,928)	$807,804	$217,534	$—	$7,632,002
Interest Income	61	1,834,261	1,520	549,380
Securities Lending - net	177,586	352	—	70,106
Total Investment Income	985,451	2,052,147	1,520	8,251,488

Expenses:
Investment Advisory Fees	482,637	801,364	354,261	2,410,911
Registration & Filing Fees	62,058	31,968	43,819	54,586
Transfer Agent Fees	34,636	33,619	28,971	101,365
Administration Fees	53,916	59,403	52,363	162,683
Distribution Fees:
Class C	15,350	8,540	—	22,383
Class A	9,194	1,893	15	50,854
Non 12b-1 Shareholder Service Expense	21,627	29,974	25,999	72,673
Chief Compliance Officer Fees	9,847	7,630	6,105	33,248
Printing Expense	13,104	10,066	10,048	25,243
Legal Fees	18,996	26,285	16,002	17,275
Audit Fees	16,201	15,700	14,500	15,001
Custody Fees	22,206	16,786	9,310	43,609
Trustees’ Fees	14,597	14,597	14,597	14,597
Insurance Expense	2,773	1,209	1,422	5,491
Miscellaneous Expenses	3,014	5,228	9,114	19,569
Total Expenses	780,156	1,064,262	586,526	3,049,488
Less: Expense waived by Advisor for Affiliated Holdings	(43,299)	—	—	(244,371)
Less: Expense waived/reimbursed by the Advisor	(6,007)	(39)	(65,925)	—
Net Expenses	730,850	1,064,223	520,601	2,805,117
Net Investment Income (Loss)	254,601	987,924	(519,081)	5,446,371

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments (including loss on affiliated securities of $(147,908), $0, $0 and $0)	1,293,292	569,293	22,265,931	(12,347,361)
Securities Sold Short	—	—	(25,520,241)	—
Futures Contracts	—	(1,568,168)	—	3,310,216
Swap Contracts	—	—	(1,029,478)	798,429
Options Purchased	—	(278,972)	(33,543,607)	(68,350)
Options Written	—	—	32,825,702	—
	1,293,292	(1,277,847)	(5,001,693)	(8,307,066)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments (including loss on affiliated securities of $(610,021), $0, $0 and $(1,194,704))	(3,787,242)	348,395	(362,006)	(2,471,855)
Securities Sold Short	—	—	(8,342)	—
Futures Contracts	—	(1,171,753)	—	2,881,886
Swap Contracts	—	—	236,754	1,591,269
Options Purchased	—	(26,181)	2,736,099	(161)
Options Written	—	—	(3,219,015)	—
	(3,787,242)	(849,539)	(616,510)	2,001,139

Net Realized and Unrealized Loss on Investments	(2,493,950)	(2,127,386)	(5,618,203)	(6,305,927)

Net Decrease in Net Assets Resulting From Operations	$(2,239,349)	$(1,139,462)	$(6,137,284)	$(859,556)

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF CHANGES IN NET ASSETS

	Navigator Equity Hedged Fund
	For the Year	For the Year
	Ended	Ended
	September 30, 2015	September 30, 2014
Operations:

Net Investment Income	$254,601	$348,778
Net Realized Gain on Investments and Options	1,293,292	3,744,600
Net Change in Unrealized Depreciation on Investments and Options	(3,787,242)	(1,309,285)
Net increase (decrease) in net assets resulting from operations	(2,239,349)	2,784,093

Distributions to Shareholders:
From Net Investment Income:
Class A	(3,471)	—
Class I	(219,460)	(144,131)
Net Realized Gains
Class A	(148,545)	(100,377)
Class C	(64,203)	(71,171)
Class I	(2,523,465)	(2,388,335)
Net decrease in net assets resulting from distributions to shareholders	(2,959,144)	(2,704,014)

Beneficial Interest Transactions:
Proceeds from Shares Sold:
Class A	1,758,155	1,617,602
Class C	5,011	37,133
Class I	13,077,150	18,536,734
Distributions Reinvested:
Class A	132,761	82,344
Class C	59,878	65,090
Class I	2,652,380	2,335,501
Cost of Shares Redeemed:
Class A	(1,548,394)	(1,248,822)
Class C	(486,365)	(906,779)
Class I	(38,055,206)	(36,403,811)
Net decrease in net assets resulting from shares of beneficial interest	(22,404,630)	(15,885,008)

Decrease in Net Assets	(27,603,123)	(15,804,929)

Net Assets:
Beginning of Year	78,343,986	94,148,915
End of Year (including accumulated net investment income of $236,317 and $204,647, respectively)	$50,740,863	$78,343,986

SHARE ACTIVITY
Class A:
Shares Sold	187,705	166,478
Shares Reinvested	14,093	8,604
Shares Redeemed	(163,605)	(128,888)
Net increase in shares of beneficial interest outstanding	38,193	46,194

Class C:
Shares Sold	540	3,924
Shares Reinvested	6,544	6,947
Shares Redeemed	(52,871)	(95,684)
Net decrease in shares of beneficial interest outstanding	(45,787)	(84,813)

Class I:
Shares Sold	1,365,894	1,904,808
Shares Reinvested	280,675	243,535
Shares Redeemed	(3,971,520)	(3,742,103)
Net decrease in shares of beneficial interest outstanding	(2,324,951)	(1,593,760)

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Navigator Duration Neutral Bond Fund
	For the Year	For the Year
	Ended	Ended
	September 30, 2015	September 30, 2014
Operations:

Net Investment Income	$987,924	$313,205
Net Realized Gain (Loss) on Investments, Options and Futures Contracts	(1,277,847)	45,777
Net Change in Unrealized Appreciation (Depreciation) on Investments, Options, and Futures Contracts	(849,539)	948,501
Net increase (decrease) in net assets resulting from operations	(1,139,462)	1,307,483

Distributions to Shareholders:
From Net Investment Income:
Class A	(11,723)	(1,102)
Class C	(4,914)	(1,453)
Class I	(965,664)	(308,092)
From Net Realized Gains:
Class A	(1,101)	—
Class C	(3,986)	—
Class I	(236,116)	—
Net decrease in net assets resulting from distributions to shareholders	(1,223,504)	(310,647)

Beneficial Interest Transactions:
Proceeds from Shares Sold:
Class A	1,558,241	304,519
Class C	977,730	395,450
Class I	53,398,242	39,441,938
Distributions Reinvested:
Class A	8,709	723
Class C	8,368	1,260
Class I	493,212	283,374
Cost of Shares Redeemed:
Class A	(484,745)	—
Class C	(588,345)	—
Class I	(9,276,860)	(17,885,538)
Net increase in net assets resulting from shares of beneficial interest	46,094,552	22,541,726

Increase in Net Assets	43,731,586	23,538,562

Net Assets:
Beginning of Year	30,540,885	7,002,323
End of Year (including accumulated net investment income of $6,484 and $1,166, respectively)	$74,272,471	$30,540,885

SHARE ACTIVITY
Class A:
Shares Sold	152,877	29,273
Shares Reinvested	863	69
Shares Redeemed	(47,258)	—
Net increase in shares of beneficial interest outstanding	106,482	29,342

Class C:
Shares Sold	95,871	38,252
Shares Reinvested	827	122
Shares Redeemed	(58,064)	—
Net increase in shares of beneficial interest outstanding	38,634	38,374

Class I:
Shares Sold	5,200,771	3,916,378
Shares Reinvested	48,936	27,388
Shares Redeemed	(909,937)	(1,771,797)
Net increase in shares of beneficial interest outstanding	4,339,770	2,171,969

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Navigator Sentry Managed Volatility Fund
	For the Year	For the Period*
	Ended	Ended
	September 30, 2015	September 30, 2014
Operations:

Net Investment Loss	$(519,081)	$(317,607)
Net Realized Loss on Investments, Swaps, Options and Futures Contracts	(5,001,693)	(12,215,964)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Swaps Options and Futures Contracts	(616,510)	1,276,762
Net decrease in net assets resulting from operations	(6,137,284)	(11,256,809)

Beneficial Interest Transactions:
Proceeds from Shares Sold:
Class A	9,626	10
Class C	—	10
Class I	27,187,315	64,919,025
Cost of Shares Redeemed:
Class I	(31,936,564)	(5,193,071)
Net increase (decrease) in net assets resulting from shares of beneficial interest	(4,739,623)	59,725,974

Increase (Decrease) in Net Assets	(10,876,907)	48,469,165

Net Assets:
Beginning of Period	48,469,165	—
End of Period (including accumulated net investment loss of $368,868 and $315,021)	$37,592,258	$48,469,165

SHARE ACTIVITY
Class A:
Shares Sold	1,208	1
Net increase in shares of beneficial interest outstanding	1,208	1

Class C:
Shares Sold	—	1
Net increase in shares of beneficial interest outstanding	—	1

Class I:
Shares Sold	3,665,687	6,800,145
Shares Redeemed	(4,383,468)	(613,099)
Net increase (decrease) in shares of beneficial interest outstanding	(717,781)	6,187,046

*	Commenced operations on March 6, 2014.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Navigator Tactical Fixed Income Fund
	For the Year	For the Period*
	Ended	Ended
	September 30, 2015	September 30, 2014
Operations:

Net Investment Income	$5,446,371	$2,468,149
Net Realized Loss on Investments, Swaps, Options and Futures Contracts	(8,307,066)	(54,708)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Swaps Options and Futures Contracts	2,001,139	(3,306,592)
Net decrease in net assets resulting from operations	(859,556)	(893,151)

Distributions to Shareholders:
From net investment income:
Class A	(454,707)	(112,375)
Class C	(25,854)	(11,295)
Class I	(6,053,655)	(2,227,114)
From Net Realized Gains:
Class A	(1,585)	—
Class C	(160)	—
Class I	(24,891)	—
Net decrease in net assets resulting from distributions to shareholders	(6,560,852)	(2,350,784)

Beneficial Interest Transactions:
Proceeds from Shares Sold:
Class A	25,225,561	7,911,621
Class C	1,898,273	1,285,767
Class I	231,304,503	138,240,627
Distributions Reinvested:
Class A	448,324	109,579
Class C	24,050	9,584
Class I	4,432,184	2,209,478
Cost of Shares Redeemed:
Class A	(6,403,737)	(91,508)
Class C	(121,976)	(25,124)
Class I	(77,545,564)	(10,946,575)
Net increase in net assets resulting from shares of beneficial interest	179,261,618	138,703,449

Increase in Net Assets	171,841,210	135,459,514

Net Assets:
Beginning of Period	135,459,514	—
End of Period (including accumulated net investment income of $325,768 and $135,399)	$307,300,724	$135,459,514

SHARE ACTIVITY
Class A:
Shares Sold	2,616,249	779,692
Shares Reinvested	46,704	11,105
Shares Redeemed	(665,786)	(9,108)
Net increase in shares of beneficial interest outstanding	1,997,167	781,689

Class C:
Shares Sold	195,831	127,801
Shares Reinvested	2,507	982
Shares Redeemed	(12,627)	(2,470)
Net increase in shares of beneficial interest outstanding	185,711	126,313

Class I:
Shares Sold	23,707,776	13,760,250
Shares Reinvested	461,256	222,613
Shares Redeemed	(8,013,476)	(1,086,199)
Net increase in shares of beneficial interest outstanding	16,155,556	12,896,664

*	Commenced operations on March 27, 2014.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Navigator Equity Hedged Fund - Class A
	For the	For the		For the		For the		For the Period
	Year Ended	Year Ended		Year Ended		Year Ended		December 28, 2010 * to
	September 30, 2015	September 30, 2014		September 30, 2013		September 30, 2012		September 30, 2011

Net Asset Value, Beginning of Period	$9.60	$9.61		$9.00		$8.60		$10.00
From Operations:
Net investment income (loss) (a)	0.02	0.02		0.01		(0.00	) (g)	0.01
Net gain (loss) from securities (both realized and unrealized)	(0.50)	0.25		0.60		0.41		(1.41)
Total from operations	(0.48)	0.27		0.61		0.41		(1.40)
Distributions to shareholders from:
Net investment income	(0.01)	—		(0.00	) (g)	(0.01)		—
Net realized gains	(0.39)	(0.28)		—		—		—
Total distributions	(0.40)	(0.28)		(0.00)		(0.01)		—

Net Asset Value, End of Period	$8.72	$9.60		$9.61		$9.00		$8.60

Total Return (b)	(5.37)%	2.84%		6.83%		4.79%		(14.00	)% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$3,838	$3,858		$3,420		$4,071		$4,587
Ratio of expenses to average net assets, before waivers/reimbursement (e)	1.41%	1.31%		1.31%		1.37%		4.99	% (c)
net of waivers/reimbursement (e)	1.35%	1.34	% (h)	1.35	% (h)	1.35%		1.35	% (c)
Ratio of net investment income (loss) to average net assets (e)(f)	0.26%	0.24%		0.10%		(0.05)%		0.20	% (c)
Portfolio turnover rate	292%	353%		446%		486%		380	% (d)

	Navigator Equity Hedged Fund - Class C
	For the	For the		For the		For the		For the Period
	Year Ended	Year Ended		Year Ended		Year Ended		December 28, 2010 * to
	September 30, 2015	September 30, 2014		September 30, 2013		September 30, 2012		September 30, 2011

Net Asset Value, Beginning of Period	$9.34	$9.43		$8.89		$8.55		$10.00
From Operations:
Net investment loss (a)	(0.05)	(0.06)		(0.06)		(0.08)		(0.04)
Net gain (loss) from securities (both realized and unrealized)	(0.48)	0.25		0.60		0.42		(1.41)
Total from operations	(0.53)	0.19		0.54		0.34		(1.45)

Distributions to shareholders from:
Net realized gains	(0.39)	(0.28)		—		—		—
Total distributions	(0.39)	(0.28)		—		—		—

Net Asset Value, End of Period	$8.42	$9.34		$9.43		$8.89		$8.55

Total Return (b)	(6.05)%	2.02%		6.07%		3.98%		(14.50	)% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$1,228	$1,791		$2,608		$3,869		$3,367
Ratio of expenses to average net assets, before waivers/reimbursement (e)	2.16%	2.06%		2.06%		2.12%		3.46	% (c)
net of waivers/reimbursement (e)	2.10%	2.09	% (h)	2.10	% (h)	2.10%		2.10	% (c)
Ratio of net investment loss to average net assets (e)(f)	(0.57)%	(0.62)%		(0.68)%		(0.87)%		(0.55	)% (c)
Portfolio turnover rate	292%	353%		446%		486%		380	% (d)

*	Commencement of operations.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude any sales charges (loads).

(c)	Annualized.

(d)	Not annualized.

(e)	Does not include the expenses of other investment companies in which the Fund invests.

(f)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g)	Per share amount represents less than $0.01 per share.

(h)	Represents the ratio of expenses to average net assets inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Navigator Equity Hedged Fund - Class I
	For the	For the		For the		For the	For the Period
	Year Ended	Year Ended		Year Ended		Year Ended	December 28, 2010 * to
	September 30, 2015	September 30, 2014		September 30, 2013		September 30, 2012	September 30, 2011

Net Asset Value, Beginning of Period	$9.64	$9.65		$9.03		$8.62	$10.00
From Operations:
Net investment income (a)	0.04	0.04		0.03		0.02	0.03
Net gain (loss) from securities (both realized and unrealized)	(0.50)	0.25		0.62		0.41	(1.41)
Total from operations	(0.46)	0.29		0.65		0.43	(1.38)
Distributions to shareholders from:
Net investment income	(0.03)	(0.02)		(0.03)		(0.02)	—
Net realized gains	(0.39)	(0.28)		—		—	—
Total distributions	(0.42)	(0.30)		(0.03)		(0.02)	—

Net Asset Value, End of Period	$8.76	$9.64		$9.65		$9.03	$8.62

Total Return (b)	(5.10)%	3.01%		7.19%		5.04%	(13.80	)% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$45,675	$72,695		$88,121		$94,928	$34,810
Ratio of expenses to average net assets, before waivers/reimbursement (e)	1.16%	1.06%		1.06%		1.11%	1.85	% (c)
net of waivers/reimbursement (e)	1.10%	1.09	% (g)	1.10	% (g)	1.10%	1.10	% (c)
Ratio of net investment income to average net assets (e)(f)	0.43%	0.43%		0.37%		0.17%	0.39	% (c)
Portfolio turnover rate	292%	353%		446%		486%	380	% (d)

*	Commencement of operations.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(c)	Annualized.

(d)	Not annualized.

(e)	Does not include the expenses of other investment companies in which the Fund invests.

(f)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g)	Represents the ratio of expenses to average net assets inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Navigator Duration Neutral Bond Fund - Class A						Navigator Duration Neutral Bond Fund - Class C
	For the		For the		For the Period		For the		For the		For the Period
	Year Ended		Year Ended		September 23, 2013* to		Year Ended		Year Ended		September 23, 2013* to
	September 30, 2015		September 30, 2014		September 30, 2013		September 30, 2015		September 30, 2014		September 30, 2013

Net Asset Value, Beginning of Period	$10.42		$10.00		$10.00		$10.36		$10.00		$10.00
From Operations:
Net investment income (loss) (a)	0.13		0.13		(0.00	) (g)	0.06		0.06		(0.00	) (g)
Net gain (loss) from securities (both realized and unrealized)	(0.36)		0.35		(0.00	) (g)	(0.37)		0.37		(0.00	) (g)
Total from operations	(0.23)		0.48		(0.00)		(0.31)		0.43		(0.00)

Distributions to shareholders from:
Net investment income	(0.12)		(0.06)		—		(0.05)		(0.07)		—
Net realized gains	(0.04)		—		—		(0.04)		—		—
Total distributions	(0.16)		(0.06)		—		(0.09)		(0.07)		—

Net Asset Value, End of Period	$10.03		$10.42		$10.00		$9.96		$10.36		$10.00

Total Return (b)	(2.18)%		4.82%		0.00	% (d)	(2.95)%		4.29%		0.00	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$1,362		$306		$100	(i)	$767		$398		$100	(i)
Ratio of expenses to average net assets, before waivers/reimbursement	1.90	% (e)	2.56	% (e)(h)	4.61	% (c)	2.65	% (e)	3.15	% (e)(h)	5.36	% (c)
net of waivers/reimbursement	1.90	% (e)	2.01	% (e)(h)	1.90	% (c)	2.65	% (e)	2.71	% (e)(h)	2.65	% (c)
Ratio of net investment income (loss) to average net assets	1.32	% (e)(f)	1.25	% (e)(f)	(1.90	)% (c)	0.55	% (e)(f)	0.53	% (e)(f)	(2.65	)% (c)
Portfolio turnover rate	81%		281%		0	% (d)	81%		281%		0	% (d)

	Navigator Duration Neutral Bond Fund - Class I
	For the		For the		For the Period
	Year Ended		Year Ended		September 23, 2013* to
	September 30, 2015		September 30, 2014		September 30, 2013

Net Asset Value, Beginning of Period	$10.39		$10.00		$10.00
From Operations:
Net investment income (loss) (a)	0.16		0.12		(0.00	) (g)
Net gain (loss) from securities (both realized and unrealized)	(0.37)		0.38		(0.00	) (g)
Total from operations	(0.21)		0.50		(0.00)

Distributions to shareholders from:
Net investment income	(0.14)		(0.11)		—
Net realized gains	(0.04)		—		—
Total distributions	(0.18)		(0.11)		—

Net Asset Value, End of Period	$10.00		$10.39		$10.00

Total Return (b)	(2.03)%		5.03%		0.00	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$72,143		$29,837		$7,002
Ratio of expenses to average net assets, before waivers/reimbursement	1.65	% (e)	2.21	% (e)(h)	4.36	% (c)
net of waivers/reimbursement	1.65	% (e)	1.71	% (e)(h)	1.65	% (c)
Ratio of net investment income (loss) to average net assets	1.55	% (e)(f)	1.16	% (e)(f)	(1.64	)% (c)
Portfolio turnover rate	81%		281%		0	% (d)

*	Commencement of operations.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude any sales charges (loads).

(c)	Annualized.

(d)	Not annualized.

(e)	Does not include the expenses of other investment companies in which the Fund invests.

(f)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g)	Per share amount represents less than $0.01 per share.

(h)	Ratio includes, 0.11%, 0.06%, and 0.06% for the year ended September 30, 2014 attributed to interest expense, for Class A, C, and I, respectively

(i)	Amount is actual; not presented in thousands.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Navigator Sentry Managed Volatility Fund - Class A			Navigator Sentry Managed Volatility Fund - Class C
	For the	For the Period		For the	For the Period
	Year Ended	March 6, 2014* to		Year Ended	March 6, 2014* to
	September 30, 2015	September 30, 2014		September 30, 2015	September 30, 2014

Net Asset Value, Beginning of Period	$7.83	$10.00		$7.83	$10.00
From Operations:
Net investment loss (a)	(0.10)	(0.00	) (g)	—	(0.00	) (g)
Net loss from securities (both realized and unrealized)	(0.87)	(2.17)		(0.96)	(2.17)
Total from operations	(0.97)	(2.17)		(0.96)	(2.17)

Net Asset Value, End of Period	$6.86	$7.83		$6.87	$7.83

Total Return (b)	(12.39)%	(21.70	)% (d)	(12.26)%	(21.70	)% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$8	$8	(h)	$7 (h)	$8	(h)
Ratio of expenses to average net assets, before waiver/reimbursement (e)	1.66%	1.65	% (c)	2.41%	2.40	% (c)
net of waivers/reimbursement (e)	1.50%	1.50	% (c)	2.25%	2.25	% (c)
Ratio of net investment loss to average net assets (e)(f)	(1.50)%	(1.50	)% (c)	(2.25)%	(2.25	)% (c)
Portfolio turnover rate	84,387%	148	% (d)	84,387%	148	% (d)

	Navigator Sentry Managed Volatility Fund - Class I
	For the	For the Period
	Year Ended	March 6, 2014* to
	September 30, 2015	September 30, 2014

Net Asset Value, Beginning of Period	$7.83	$10.00
From Operations:
Net investment loss (a)	(0.09)	(0.06)
Net loss from securities (both realized and unrealized)	(0.87)	(2.11)
Total from operations	(0.96)	(2.17)

Net Asset Value, End of Period	$6.87	$7.83

Total Return (b)	(12.26)%	(21.70	)% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$37,584	$48,469
Ratio of expenses to average net assets, before waivers/reimbursement (e)	1.41%	1.40	% (c)
net of waivers/reimbursement (e)	1.25%	1.25	% (c)
Ratio of net investment loss to average net assets (e)(f)	(1.25)%	(1.22	)% (c)
Portfolio turnover rate	84,387%	148	% (d)

*	Commencement of operations.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude any sales charges (loads).

(c)	Annualized.

(d)	Not annualized.

(e)	Does not include the expenses of other investment companies in which the Fund invests.

(f)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g)	Per share amount represents less than $0.01 per share.

(h)	Amount is actual; not presented in thousands.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Navigator Tactical Fixed Income Fund - Class A				Navigator Tactical Fixed Income Fund - Class C
	For the		For the Period		For the		For the Period
	Year Ended		March 27, 2014* to		Year Ended		March 27, 2014* to
	September 30, 2015		September 30, 2014		September 30, 2015		September 30, 2014

Net Asset Value, Beginning of Period	$9.79		$10.00		$9.78		$10.00
From Operations:
Net investment income (a)	0.18		0.20		0.10		0.16
Net loss from securities (both realized and unrealized)	(0.23)		(0.24)		(0.23)		(0.23)
Total from operations	(0.05)		(0.04)		(0.13)		(0.07)

Distributions to shareholders from:
Net investment income	(0.19)		(0.17)		(0.09)		(0.15)
Net realized gains	(0.00	) (g)	—		(0.00	) (g)	—
Total distributions	(0.19)		(0.17)		(0.09)		(0.15)

Net Asset Value, End of Period	$9.55		$9.79		$9.56		$9.78

Total Return (b)	(0.54)%		(0.40	)% (d)	(1.28)%		(0.71	)% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$26,529		$7,652		$2,983		$1,236
Ratio of expenses to average net assets, before waivers/reimbursement (e)	1.31%		1.54	% (c)	2.06%		3.37	% (c)
net of waivers/reimbursement (e)	1.21%		1.48	% (c)	1.96%		2.23	% (c)
Ratio of net investment income to average net assets (e)(f)	1.82%		3.90	% (c)	1.04%		3.07	% (c)
Portfolio turnover rate	402%		7	% (d)	402%		7	% (d)

	Navigator Tactical Fixed Income Fund - Class I
	For the		For the Period
	Year Ended		March 27, 2014* to
	September 30, 2015		September 30, 2014

Net Asset Value, Beginning of Period	$9.81		$10.00
From Operations:
Net investment income (a)	0.19		0.21
Net loss from securities (both realized and unrealized)	(0.22)		(0.22)
Total from operations	(0.03)		(0.01)

Distributions to shareholders from:
Net investment income	(0.22)		(0.18)
Net realized gains	(0.00	) (g)	—
Total distributions	(0.22)		(0.18)

Net Asset Value, End of Period	$9.56		$9.81

Total Return (b)	(0.33)%		(0.15	)% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$277,788		$126,571
Ratio of expenses to average net assets, before waivers/reimbursement (e)	1.06%		1.11	% (c)
net of waivers/reimbursement (e)	0.96%		1.11	% (c)
Ratio of net investment income to average net assets (e)(f)	1.93%		4.01	% (c)
Portfolio turnover rate	402%		7	% (d)

*	Commencement of operations.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude any sales charges (loads).

(c)	Annualized.

(d)	Not annualized.

(e)	Does not include the expenses of other investment companies in which the Fund invests.

(f)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g)	Per share amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
NOTES TO FINANCIAL STATEMENTS
September 30, 2015

1.	ORGANIZATION

Navigator Equity Hedged Fund (“Equity Fund”), Navigator Duration Neutral Bond Fund (“Bond Fund”), Navigator Sentry Managed Volatility Fund (“Sentry Fund”) and Navigator Tactical Fixed Income Fund (“Tactical Fund”) are series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005 (the Equity Fund, Bond Fund, Sentry Fund and Tactical Fund are each a “Fund” and collectively the “Funds”). The Funds are registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as non-diversified open-end management investment companies except the Equity Fund which is a diversified series. Each Fund offers three classes of shares designated as Class A, Class C and Class I. Class A shares are offered at net asset value plus a maximum sales charge of 5.50%, 3.75%, 3.75% and 3.75% of the Equity Fund, Bond Fund, Sentry Fund and Tactical Fund, respectively. Class C and Class I shares are offered at net asset value. Each class represents an interest in the same assets of the Funds and classes are identical except for differences in their sales charge structures, ongoing service and distribution charges. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class. The primary investment objective of the Equity Fund, which commenced operations on December 28, 2010, is long-term capital appreciation. The primary investment objective of the Bond Fund, which commenced operations on September 23, 2013, is to maximize total return, which is comprised of income and capital appreciation, while hedging interest rate exposure. The primary investment objective of the Sentry Fund, which commenced operations on March 6, 2014, is negative correlation to the U.S. equity markets, including positive returns in unfavorable equity markets. The primary investment objective of the Tactical Fund, which commenced operations on March 27, 2014, is to seek total return with a secondary goal of current income.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations, having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value. Swaps are valued based on a price received from the underlying financial institution where the swap is being held. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation.

A Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Funds’ holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2015 for the Funds’ assets and liabilities measured at fair value:

Equity Fund

Assets**	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$43,946,970	$—	$—	$43,946,970
Mutual Funds	4,960,733	—	—	4,960,733
Short-Term Investments	595,103	—	—	595,103
Collateral For Securities Loaned	8,184,712	—	—	8,184,712
Total	$57,687,518	$—	$—	$57,687,518

Bond Fund

Assets**	Level 1	Level 2	Level 3	Total
Bonds & Notes	$—	$63,727,379	$—	$63,727,379
Mutual Funds	1,461,806	—	—	1,461,806
Call Options Purchased	116,407	—	—	116,407
Short-Term Investments	7,043,351	—	—	7,043,351
Total	$8,621,564	$63,727,379	$—	$72,348,943
Liabilities
Futures Contracts*	$989,921	$—	$—	$989,921
Total	$989,921	$—	$—	$989,921

Sentry Fund

Assets**	Level 1	Level 2	Level 3	Total
Call Options Purchased	$3,950,000	$—	$—	$3,950,000
Put Options Purchased	—	13,310,001	—	13,310,001
Exchange Traded Note	1,582,751	—	—	1,582,751
Short-Term Investments	25,198,361	—	—	25,198,361
Total	$30,731,112	$13,310,001	$—	$44,041,113
Liabilities
Exchange Traded Note	$232,960	$—	$—	$232,960
Call Options Written	6,716,662	—	—	6,716,662
Put Options Written	—	5,940,000	—	5,940,000
Total	$6,949,622	$5,940,000	$—	$12,889,622

Tactical Fund

Assets**	Level 1	Level 2	Level 3	Total
Mutual Funds	$110,408,506	$—	$—	$110,408,506
Municipal Bonds & Notes	—	19,488,149	—	19,488,149
Put Options Purchased	15,641	—	—	15,641
Short-Term Investments	155,522,745	—	—	155,522,745
Futures Contracts*	2,881,886	—	—	2,881,886
Open Swap Contracts^	—	1,591,985	—	1,591,985
Total	$268,828,778	$21,080,134	$—	$289,908,912

The Funds did not hold any Level 3 securities during the year.

There were no transfers between Level 1, Level 2 and Level 3 during the year. It is the Funds’ policy to record transfers between fair value levels at the end of the reporting period.

*	Includes cumulative unrealized gain (loss) on futures contracts open at September 30, 2015.

**	Refer to the Portfolio of Investments for industry, geographic, or other classifications.

^	The amounts shown for swaps are unrealized appreciation/depreciation.

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Underlying funds that are open-end are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the potential lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Short Sales – A “short sale” is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss which could potentially be unlimited in size. Conversely, if the price declines, the Fund will realize a gain, limited to the price at which the Fund sold the security short.

Swap Agreements – The Funds are subject to equity price risk and/or interest rate risk in the normal course of pursuing their respective investment objectives. The Funds may hold fixed-rate bonds, the value of which may decrease if interest rates rise, and equities which are subject to equity price risk. The Funds may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency) or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

Credit Default Swaps – Credit default swaps (“CDS”) are typically two-party (bilateral) financial contracts that transfer credit exposure between the two parties. One party to a CDS (referred to as the credit protection “buyer”) receives credit protection or sheds credit risk, whereas the other party to a CDS (referred to as the credit protection “seller”) is selling credit protection or taking on credit risk. The seller typically receives pre-determined periodic payments from the other party. These payments are in consideration for agreeing to make compensating specific payments to the buyer should a negative credit event occur, such as (1) bankruptcy or (2) failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio. In general, CDS may be used by the Fund to obtain credit risk exposure similar to that of a direct investment in high yield bonds.

The amounts to be exchanged or “swapped” between parties are calculated with respect to the notional amount. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations. The maximum pay-outs for

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

these contracts are limited to the notional amount of each swap. CDS may involve greater risks than if the Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

ETF, Mutual Fund and Exchange Traded Note (“ETN”) Risk – ETFs, mutual funds and ETNs are subject to investment advisory or management and other expenses, which will be indirectly paid by each Fund. Each is subject to specific risks, depending on investment strategy. Also, each may be subject to leverage risk, which will magnify losses. ETNs are subject to default risks.

Futures – The Bond Fund and Tactical Fund are subject to interest rate risk in the normal course of pursuing their investment objectives. To manage interest rate risk, the Bond Fund and Tactical Fund may enter into futures contracts. Upon entering into a futures contract with a broker, the Bond Fund and Tactical Fund are required to deposit in a segregated account a specified amount of cash or U.S. government securities which are classified as deposit with broker in the accompanying Statements of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Periodically, the Bond Fund and Tactical Fund will receive from or pay to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Bond Fund and Tactical Fund recognize a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Bond Fund and Tactical Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Futures contracts outstanding at yearend are listed after the Bond Fund and Tactical Fund’s Portfolio of Investments.

Option Transactions – The Funds are subject to equity price and interest rate risk in the normal course of pursuing their investment objective and may purchase or sell options to help hedge against risk. When a Fund writes put and call options, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Funds’ portfolio or to gain inverse exposure to market index. If such a decline occurs, the put options will permit the Funds to sell the securities underlying such options at the exercise price, or to close out the options at a profit. Call options are purchased to allow the Funds to enter a futures contract at a specified price. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security, index, or future rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security, index, or future in connection with which an option was purchased moves in a direction favorable to a Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued) September 30, 2015

The number of option contracts written and the premiums received by the Sentry Fund during the year ended September 30, 2015, were as follows:

	Call Options		Put Options
	Number of	Premiums	Number of	Premiums
	Contracts	Received	Contracts	Received
Options outstanding, beginning of year	—	$—	—	$—
Options written	221,250	45,478,873	41,900	66,087,089
Options closed	(197,272)	(39,402,165)	(39,700)	(61,735,601)
Options exercised	(4,069)	(990,549)	—	—
Options expired	—	—
Options outstanding, end of year	19,909	$5,086,159	2,200	4,351,488

The notional value of the derivative instruments outstanding as of September 30, 2015 as disclosed in the Portfolio of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Offsetting of Financial Assets and Derivative Assets and Liabilities –

The Funds’ policy is to recognize a net asset or liability equal to the net appreciation (depreciation) of the derivative. The following tables show additional information regarding derivatives and the offsetting of assets and liabilities at September 30, 2015.

Equity Fund:
Gross Amounts Not Offset in the
Assets:				Statements of Assets & Liabilities

		Gross Amounts	Net Amounts
		Offset in the	Presented in
	Gross Amounts	Statement of	the Statement
	of Recognized	Assets &	of Assets &	Financial	Collateral
Description	Assets	Liabilities	Liabilities	Instruments	Pledged/(Received)	Net Amount
Securities lending	$8,184,712	$—	$8,184,712	$—	$(8,184,712)	$—

Bond Fund:
Gross Amounts Not Offset in the
Liabilities:				Statement of Assets & Liabilities

		Gross Amounts	Net Amounts
		Offset in the	Presented in
	Gross Amounts	Statement of	the Statement
	of Recognized	Assets &	of Assets &	Financial	Collateral
Description	Liabilities	Liabilities	Liabilities	Instruments	Pledged/(Received)(1)	Net Amount
Futures contracts	$(989,921)	$—	$(989,921)	$—	$989,921	$—

(1)	The amount is limited to the net derivative balance and accordingly does not include excess collateral pledged. Included with deposits with Brokers on the Statements of Assets and Liabilities.

The effect of Derivative Instruments on the Statement of Assets & Liabilities for the year ended September 30, 2015.

	Asset Derivatives		Liability Derivatives
Contract Type/
Primary Risk Exposure	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value

Interest rate contracts	Investments in Securities at Value	$116,407	Unrealized Depreciation on Futures Contracts	$989,921

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

The effect of Derivative Instruments on the Statement of Operations for the year ended September 30, 2015.

			Change in
			Unrealized
Contract Type/	Location of Gain or (Loss) On	Realized Loss	Appreciation (Depreciation)
Primary Risk Exposure	Derivatives	on Derivatives	on Derivatives

Interest rate contracts	Net realized gain (loss) from futures contracts/Net change in unrealized appreciation (depreciation) from futures contracts	$(1,568,168)	$(1,171,753)

Interest rate contracts	Net realized gain (loss) from options purchased/Net change in unrealized appreciation (depreciation) from options purchased	(278,972)	(26,181)
Total		$(1,847,140)	$(1,197,934)

Sentry Fund:

Gross Amounts Not Offset in the
Liabilities:				Statement of Assets & Liabilities

		Gross Amounts	Net Amounts
		Offset in the	Presented in
	Gross Amounts	Statement of	the Statement
	of Recognized	Assets &	of Assets &	Financial	Collateral
Description	Liabilities	Liabilities	Liabilities	Instruments (1)	Pledged/(Received)(1)	Net Amount
Written Options contracts	$(12,656,662)	$—	$(12,656,662)	$12,656,662	$—	$—
Total	$(12,656,662)	$—	$(12,656,662)	$12,656,662	$—	$—

(1)	The amount is limited to the net derivative balance and accordingly does not include excess collateral pledged. Included with investments in securities on the Statement of Assets and Liabilities.

The effect of Derivative Instruments on the Statement of Assets & Liabilities for the year ended September 30, 2015.

	Asset Derivatives		Liability Derivatives
Contract Type/
Primary Risk Exposure	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value

Equity contracts	Investments in Securities at Value	$17,260,001	Options Contracts Written at Value	$12,656,662

		$17,260,001		$12,656,662

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued) September 30, 2015

The effect of Derivative Instruments on the Statement of Operations for the year ended September 30, 2015.

			Change in
			Unrealized
			Appreciation/
Contract Type/	Location of Gain or (Loss) On	Realized Gain (Loss)	(Depreciation)
Primary Risk Exposure	Derivatives	on Derivatives	on Derivatives
Equity contracts
	Net realized gain (loss) from options purchased /Net change in unrealized appreciation (depreciation) from options purchased	$(33,543,607)	$2,736,099

Equity contracts
	Net realized gain (loss) from options written /Net change in unrealized appreciation (depreciation) from options written	$32,825,702	$(3,219,015)

Equity contracts
	Net realized gain (loss) from swap contracts/Net change in unrealized appreciation (depreciation) from swap contracts	(1,029,478)	236,754
Total		$(1,747,383)	$(246,162)

Tactical Fund:

				Gross Amounts Not Offset in the
Assets:				Statement of Assets & Liabilities

		Gross Amounts	Net Amounts
		Offset in the	Presented in
	Gross Amounts	Statement of	the Statement
	of Recognized	Assets &	of Assets &	Financial	Collateral
Description	Assets	Liabilities	Liabilities	Instruments	Pledged/(Received)	Net Amount
Swap Contracts	$1,591,985	$—	$1,591,985	$—	$—	$1,591,985
Futures Contracts	2,982,394	(100,508)	2,881,886	—	—	2,881,886
Total	$4,574,379	$(100,508)	$4,473,871	$—	$—	$4,473,871

The effect of Derivative Instruments on the Statement of Assets & Liabilities for the year ended September 30, 2015.

	Asset Derivatives		Liability Derivatives
Contract Type/
Primary Risk Exposure	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value

Interest rate contracts	Unrealized Appreciation on Futures Contracts	$2,982,384	Unrealized Appreciation on Futures Contracts	$(100,508)

Credit contracts	Unrealized Appreciation on Swap Contracts	1,591,985

Futures Options Contracts	Investments in Securities as Value	15,641

		$4,590,010		$(100,508)

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

The effect of Derivative Instruments on the Statement of Operations for the year ended September 30, 2015.

			Change in
			Unrealized
Contract Type/	Location of Gain or (Loss) On	Realized Gain (loss)	Appreciation (Depreciation)
Primary Risk Exposure	Derivatives	on Derivatives	on Derivatives
Credit contracts	Net realized gain (loss) from swaps contracts/Net change in unrealized appreciation (depreciation) from swaps contracts	$798,429	$1,591,269
Interest rate contracts	Net realized gain (loss) from futures contracts/Net change in unrealized appreciation (depreciation) from futures contracts	3,310,216	2,881,886
Interest rate contracts	Net realized gain (loss) from options purchased/Net change in unrealized appreciation (depreciation) from options purchased	(68,350)	(161)
Total		$4,040,295	$4,472,994

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of their taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2012-2014), or expected to be taken in the Funds’ 2015 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and Nebraska. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – Dividends from investment income are declared and paid annually for the Equity Fund and Sentry Fund and declared and paid quarterly for the Bond Fund and Tactical Fund, and are recorded on the ex-dividend date. The Funds will declare and pay net realized capital gains, if any, annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Funds.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3.	ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Clark Capital Management Group, Inc. serves as the Funds’ Investment Advisor (the “Advisor”). The Advisor pays Main Point Advisors, Inc. the sub-advisor to the Bond Fund, a portion of its advisory fee.

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Funds, the Advisor under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. Under the terms of the Advisory Agreement, the Advisor receives monthly fees calculated daily and paid monthly at an annual rate of 0.75% of the average daily net assets of the Equity Fund, 1.25% of the average daily net assets of the Bond Fund and 0.85% of the average daily net assets of the Sentry Fund and Tactical Fund. For the year ended September 30, 2015, the Advisor earned advisory fees of $482,637, $801,364, $354,261, and $2,410,911 for the Equity Fund, Bond Fund, Sentry Fund and Tactical Fund, respectively.

Pursuant to an exemptive order, the Equity Fund invested a portion of its assets in the Sentry Fund and the Tactical Fund invested a portion of its assets in the Bond Fund. The Advisor has agreed to waive its advisory fee on the portion of the Equity Fund’s and the Tactical Fund’s assets that are invested in the Sentry Fund and Bond Fund, respectively. For the year ended September 30, 2015, the Equity Fund and Tactical Fund waived $43,299 and $244,371, respectively, in advisory fees.

The Advisor has contractually agreed to waive all or part of its management fees and/or make payments to limit the Funds’ expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) at least until the expiration dates specified below and will not exceed the following levels of the average daily net assets attributable to each class of shares:

				Expiration
Fund	Class A	Class C	Class I	Date
Equity Fund	1.35%	2.10%	1.10%	1/31/2016
Bond Fund	1.90%	2.65%	1.65%	1/31/2016
Sentry Fund	1.50%	2.25%	1.25%	1/31/2016
Tactical Fund	1.50%	2.25%	1.25%	1/31/2016

Waivers and expense payments may be recouped by the Advisor from the Funds, to the extent that overall expenses fall below the expense limitation amounts listed above, within three years of when the amounts were waived. During the year ended September 30, 2015, the Advisor waived $6,007, $39, and $65,925 in fees from the Equity Fund, Bond Fund, and Sentry Fund respectively.

The following table shows the remaining waived expenses subject to potential recovery which expire in:

Fund	September 30, 2016	September 30, 2017	September 30, 2018	Total
Equity Fund	$—	$—	$6,007	$6,007
Bond Fund	2,299	133,437	39	135,775
Sentry Fund	—	45,061	65,925	110,986
Tactical Fund	—	3,392	—	3,392

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”). The Trust has adopted, on behalf of the Funds, the Trust’s Master Distribution and Shareholder Servicing Plans (the “Plans”) for Class A and Class C shares, respectively, pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. Under the Plans, the Funds may pay 0.25% per year of the average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares for such distribution and shareholder service activities. For the year ended September 30, 2015, the Equity Fund incurred distribution fees of $9,194 and $15,350 for Class A shares and Class C shares, respectively, the Bond Fund incurred distribution fees of $1,893 and $8,540 for

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

Class A shares and Class C shares, respectively, the Sentry Fund incurred distribution fees of $15 for Class A shares, and the Tactical Fund incurred distributions fees of $50,854 and $22,383 for Class A shares and Class C shares, respectively.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. For the year ended September 30, 2015, the Distributor received $16,883 in underwriting commissions for sales of Class A shares, of which $2,456 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. A Trustee and certain officers of the Funds are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from the sale of securities, other than short-term securities and U.S. Government securities, for the year ended September 30, 2015, amounted to $181,603,220, $206,456,710, respectively, for the Equity Fund, $88,243,276 and $44,603,853, respectively, for the Bond Fund, $105,869,214 and $126,190,389, respectively, for the Sentry Fund, and $742,441,447 and $727,220,047, respectively, for the Tactical Fund.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the years ended September 30, 2015 and periods ended September 30, 2014 were as follows:

For the year ended September 30, 2015:

	Ordinary	Tax-Exempt	Long-Term
	Income	Income	Capital Gains	Total
Equity Fund	$2,959,144	$—	$—	$2,959,144
Bond Fund	248,135	975,369	—	1,223,504
Sentry Fund	—	—	—	—
Tactical Fund	6,552,020	—	—	6,552,020

For the periods ended September 30, 2014:

	Ordinary	Tax-Exempt	Long-Term
	Income	Income	Capital Gains	Total
Equity Fund	$2,704,014	$—	$—	$2,704,014
Bond Fund	6,712	303,935	—	310,647
Sentry Fund	—	—	—	—
Tactical Fund	2,350,784	—	—	2,350,784

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

The difference between the book basis and tax basis of distributions paid by the Tactical Fund for the year ended September 30, 2015 are due to distributions payable at yearend of $8,832.

As of September 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Undistributed	Post October Loss	Other	Unrealized	Total
	Ordinary	Long-Term	Carry	Tax Exempt	and	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Forwards	Income	Late Year Loss	Differences	(Depreciation)	Earnings/(Deficits)
Equity Fund	$1,463,397	$299,325	$—	$—	$—	$—	$(3,482,980)	$(1,720,258)
Bond Fund	—	—	(342,452)	6,484	(2,142,007)	—	1,113,868	(1,364,107)
Sentry Fund	—	—	(5,962,431)		(1,113,923)	—	(9,189,228)	(16,265,582)
Tactical Fund	1,926,585	—	—	—	(6,784,899)	(8,832)	(5,779,163)	(10,646,309)

The difference between book basis and tax basis undistributed net investment income/loss, unrealized appreciation/(depreciation) and accumulated net realized gain/(loss) from investments is primarily attributable to the tax deferral of losses on wash sales, the tax treatment of Fund distributions and the mark-to-market treatment of open futures, options and swap contracts.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds below incurred and elected to defer such late year losses as follows:

Late Year
Losses
Equity Fund	$—
Bond Fund	—
Sentry Fund	368,868
Tactical Fund	—

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses as follows:

Post October
Losses
Equity Fund	$—
Bond Fund	2,142,007
Sentry Fund	745,055
Tactical Fund	6,784,899

At September 30, 2015, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring
	Short-Term	Long-Term	Total
Equity Fund	$—	$—	$—
Bond Fund	87,632	254,820	342,452
Sentry Fund	—	5,962,431	5,962,431
Tactical Fund	—	—	—

Permanent book and tax differences, primarily attributable to the reclassifications of Fund distributions and the tax treatment of Fund net operating losses and swap contracts, resulted in reclassification for the year ended September 30, 2015 as follows:

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

	Paid	Accumulated
	In	Net Investment	Net Realized
	Capital	Income (Loss)	Gains (Loss)
Equity Fund	$—	$—	$—
Bond Fund	—	(305)	305
Sentry Fund	$(1,125,925)	$465,234	$660,691
Tactical Fund	—	1,278,214	(1,278,214)

6.	SECURITIES LENDING

The Funds have entered into a securities lending arrangement with The Bank of New York Mellon (the “Borrower”). Under the terms of the agreement, the Funds are authorized to loan securities to the Borrower. In exchange, the Funds receive cash collateral in the amount of at least 102% of the value of the securities loaned. The value of securities loaned is disclosed in a footnote on the Statements of Assets & Liabilities and on the Portfolio of Investments. Securities lending income is disclosed in the Funds’ Statements of Operations. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the Borrower fails to return them. The Funds’ cash collateral received in securities lending transactions is invested in the Dreyfus Government Cash Management Fund.

7.	INVESTMENT IN AFFILIATED COMPANIES

An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the Equity Fund and Tactical Fund as of September 30, 2015 are noted in the each Fund’s Portfolio of Investments. Transactions during the year with affiliated companies are as follows:

Equity Fund

					Change in
	Value - Beginning		Sales	Realized	Unrealized	Dividend	Value - End of
Affiliated Holding	of Year	Purchases	Proceeds	Gain / (Loss)	Gain / (Loss)	Income	Year

Sentry Fund	$7,933,807	$339,035	$(2,554,180)	$(147,908)	$(610,021)	$—	$4,960,733

Tactical Fund

					Change in
	Value - Beginning		Sales	Realized	Unrealized	Dividend	Value - End of
Affiliated Holding	of Year	Purchases	Proceeds	Gain / (Loss)	Gain / (Loss)	Income	Year

Bond Fund	$—	$43,167,368	$—	$—	$(1,194,704)	$663,928	$41,972,664

8.	NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)”. The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Funds’ financial statements and related disclosures.

9.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Sentry and Tactical Funds currently invest a portion of their assets in Milestone Treasury Obligations Fund – Institutional Class (“Milestone”). Each Fund may redeem their investment from Milestone at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so. The performance of the Funds may

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

be directly affected by the performance of Milestone. The financial statements of the Milestone, including its portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with Funds’ financial statements. As of September 30, 2015, the percentage of the Sentry and Tactical Funds’ net assets invested in Milestone was 67.0% and 50.6%, respectively.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of Navigator Equity Hedged Fund,

Navigator Duration Neutral Bond Fund, Navigator Sentry Managed Volatility Fund,

and Navigator Tactical Fixed Income Fund

We have audited the accompanying statement of assets and liabilities of Navigator Equity Hedged Fund, a series of shares of beneficial interest of Northern Lights Fund Trust, including the portfolio of investments, as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period December 28, 2010 (commencement of operations) through September 30, 2011. We have also audited the accompanying statement of assets and liabilities of Navigator Duration Neutral Bond Fund, a series of shares of beneficial interest of Northern Lights Fund Trust, including the portfolio of investments, as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended and the financial highlights for each of the years in the two-year period then ended and for the period September 23, 2013 (commencement of operations) through September 30, 2013. We have also audited the accompanying statement of assets and liabilities of Navigator Sentry Managed Volatility Fund, a series of shares of beneficial interest of Northern Lights Fund Trust, including the portfolio of investments, as of September 30, 2015, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and for the period March 6, 2014 (commencement of operations) through September 30, 2014. We have also audited the accompanying statement of assets and liabilities of Navigator Tactical Fixed Income Fund, a series of shares of beneficial interest of Northern Lights Fund Trust, including the portfolio of investments, as of September 30, 2015, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and for the period March 27, 2014 (commencement of operations) through September 30, 2014. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Navigator Equity Hedged Fund, Navigator Duration Neutral Bond Fund, Navigator Sentry Managed Volatility Fund, and Navigator Tactical Fixed Income Fund as of September 30, 2015, the results of their operations, the changes in their net assets and their financial highlights for each of the years and periods presented in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

November 25, 2015

Navigator Funds

SUPPLEMENTAL INFORMATION (Unaudited)

September 30, 2015

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	122	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); Independent Director OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	122	Schroder Global Series Trust (since 2012); Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	109	AdvisorOne Funds (2004-2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); Greenwich Advisers Trust (2007- February 2011); Global Real Estate Fund (2008-2011); The World Funds Trust (2010-2013); Northern Lights Variable Trust (since 2006)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	109	AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006); CLA Strategic Allocation Fund (since 2014)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	143	Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	143	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (2007-2012); Northern Lights Fund Trust III (since 2012); Northern Lights Variable Trust (since 2007)

9/30/15 – NLFT_v3

Navigator Funds

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

September 30, 2015

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, Blu Giant, LLC (2004 - 2011).	109	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”), Northern Lights Fund Trust IV (“NLFT IV”), and the Northern Lights Variable Trust (“NLVT”).

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-766-2264.

9/30/15 – NLFT_v3

Navigator Funds
DISCLOSURE OF FUND EXPENSES (Unaudited)
September 30, 2015

As a shareholder of the Funds you incur two types of costs: (1) transaction costs (such as front-end loads and redemption fees) and (2) ongoing costs, including advisory fees, distribution and/or service (12b-1 fees) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time beginning April 1, 2015 and held through September 30, 2015.

Actual Expenses: The “Actual Expenses” column in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes: The “Hypothetical” column in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as front-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual		(5% return before expenses)

	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account Value	Account Value	Paid During	Account Value	Paid During
Class A	Expense Ratio	4/1/15	9/30/15	Period*	9/30/15	Period*
Navigator Equity Hedged Fund	1.35%	$1,000.00	$907.40	$6.46	$1,018.30	$6.83
Navigator Duration Neutral Bond Fund	1.90%	$1,000.00	$997.90	$9.52	$1,015.54	$9.60
Navigator Sentry Managed Volatility Fund	1.50%	$1,000.00	$971.70	$7.41	$1,017.55	$7.59
Navigator Tactical Fixed Income Fund	1.22%	$1,000.00	$997.30	$6.11	$1,018.95	$6.17

Class C
Navigator Equity Hedged Fund	2.10%	$1,000.00	$904.40	$10.03	$1,014.54	$10.61
Navigator Duration Neutral Bond Fund	2.65%	$1,000.00	$994.20	$13.25	$1,011.78	$13.36
Navigator Sentry Managed Volatility Fund	2.25%	$1,000.00	$973.10	$11.13	$1,013.79	$11.36
Navigator Tactical Fixed Income Fund	1.97%	$1,000.00	$993.00	$9.84	$1,015.19	$9.95

Class I
Navigator Equity Hedged Fund	1.10%	$1,000.00	$908.70	$5.26	$1,019.55	$5.57
Navigator Duration Neutral Bond Fund	1.65%	$1,000.00	$998.90	$8.27	$1,016.80	$8.34
Navigator Sentry Managed Volatility Fund	1.25%	$1,000.00	$973.10	$6.18	$1,018.80	$6.33
Navigator Tactical Fixed Income Fund	0.97%	$1,000.00	$998.30	$4.86	$1,020.21	$4.91

*	Expenses are equal to the average account value over the period, multiplied by the Funds’ annualized expense ratio, multiplied by the number of days in the six-month period ended September 30, 2015 (183) divided by the number of days in the fiscal year (365).

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

Investment Advisor
Clark Capital Management Group, Inc.
1650 Market Street, 53rd Floor
Philadelphia, PA 19103

Investment Sub-Advisor to Navigator Duration Neutral Bond Fund
Main Point Advisors, Inc.
1650 Market Street, 53rd Floor
Philadelphia, PA 19103

Administrator
Gemini Fund Services, LLC
80 Arkay Drive
Hauppauge, NY 11788

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30th as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-877-766-2264 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is or will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is or will be available without charge, upon request, by calling 1-877-766-2264.

Investor Information: 1-877-766-2264

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark H. Taylor and Mark Gersten are audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl, Mr. Taylor and Mr. Gersten are independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2015 - $ 53,900

2014 - $ 53,000

(b)	Audit-Related Fees

2015 - None

2014 - None

(c)	Tax Fees

2015 – $ 8,000

2014 – $ 8,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2015 - None

2014 - None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2015	2014
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2015 - $ 8,000
2014 - $ 8,000

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, President/Principal Executive Officer

Date 12/9/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, President/Principal Executive Officer

Date 12/9/15

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Treasurer/Principal Financial Officer

Date 12/9/15